As filed with the Securities and Exchange Commission on March 2, 1999.


                                                       1933 Act File No. 2-80648
                                                     1940 Act File No. 811-03613


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
                         Pre-Effective Amendment No.                 [ ]
                       Post-Effective Amendment No. 27               [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 28                       [X]


                             BARTLETT CAPITAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                  36 East Fourth Street, Cincinnati, Ohio 45202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 621-4612

                                   Copies to:

MARIE K. KARPINSKI                         ARTHUR J. BROWN, ESQ.
c/o Legg Mason Fund Adviser, Inc.
100 Light Street                           Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                  1800 Massachusetts Ave., N.W.
(Name and Address of                       Second Floor
Agent for Service)                         Washington, D.C.  20036

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[ ] on , 1999 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[X] on May 1, 1999 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on , 1999 pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             Bartlett Capital Trust

                       Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheet

Bartlett Basic Value Fund
Bartlett Value International Fund
Bartlett Europe Fund
Bartlett Financial Services Fund
Class A and Class C Shares
Part A - Prospectus

Bartlett Basic Value Fund
Bartlett Value International Fund
Bartlett Europe Fund
Bartlett Financial Services Fund
Class Y Shares
Part A - Prospectus

Bartlett Basic Value Fund
Bartlett Value International Fund
Bartlett Europe Fund
Bartlett Financial Services Fund
Class A, Class C and Class Y Shares
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                             Bartlett Capital Trust
                         Form N-1A Cross Reference Sheet

PART A. ITEM NUMBER - CLASS A AND CLASS C SHARES PROSPECTUS   CLASS A AND CLASS C SHARES PROSPECTUS CAPTION

1.  Front and Back Cover Pages                                Same
2.  Risk/Return Summary: Investments, Risks and Performance   Investment Objectives; Risks; Performance
3.  Risk/Return Summary:  Fee Table                           Fees and Expenses of the Funds
4.  Investment  Objectives,  Principal Investment Strategies, Investment Objectives; Risks
    and Related Risks
5.  Management's Discussion of Fund Performance               Not Applicable
6.  Management, Organization and Capital Structure            Management; How to Invest
7.  Shareholder Information                                   How to Invest;  How to Sell Your Shares;  Account

                                                              Policies; Services for Investors; Dividends and Taxes
8.  Distribution Arrangements                                 Management
9.  Financial Highlights Information                          Financial Highlights

PART A. ITEM NUMBER - CLASS Y PROSPECTUS                      CLASS Y PROSPECTUS CAPTION

1.  Front and Back Cover Pages                                Same
2.  Risk/Return Summary: Investments, Risks and Performance   Investment Objectives; Risks; Performance
3.  Risk/Return Summary:  Fee Table                           Fees and Expenses of the Funds
4.  Investment  Objectives,  Principal Investment Strategies, Investment Objectives; Risks
    and Related Risks
5.  Management's Discussion of Fund Performance               Not Applicable
6.  Management, Organization and Capital Structure            Management; How To Invest
7.  Shareholder Information                                   How to Invest;  How to Sell Your Shares; Account
                                                              Policies; Services for Investors; Dividends and Taxes
8.  Distribution Arrangements                                 Management
9.  Financial Highlights Information                          Financial Highlights


PART B. ITEM NUMBER                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
10.  Cover Page and Table of Contents                         Same
11.  Fund History                                             Description of the Funds
12.  Description of the Fund and Its Investments and Risks
                                                              Description of the Funds; Fund Policies; Investment
                                                              Strategies and Risks
13.  Management of the Fund                                   Management of the Funds
14.  Control Persons and Principal Holders of Securities      Management of the Funds
15.  Investment Advisory and Other Services                   Investment Adviser/Sub-Adviser; The Funds' Distributor
16.  Brokerage Allocation and Other Practices                 Portfolio Transactions and Brokerage
17.  Capital Stock and Other Securities                       Description of the Trust
18.  Purchase, Redemption, and Pricing of Shares              Additional Purchase and  Redemption Information;
                                                              Determination of Share Price
19.  Taxation of the Fund                                     Additional Tax Information; Tax-Deferred Retirement Plans
20.  Underwriters                                             The Funds' Distributor
21.  Calculation of Performance Data                          Investment Performance
22.  Financial Statements                                     Financial Statements

                                                                        BARTLETT
                                                                    MUTUAL FUNDS


                                           Class A and Class C Shares Prospectus

                                                                     May 1, 1999

                                                                        Bartlett
                                                        Value International Fund

                                                                        Bartlett
                                                                Basic Value Fund

                                                                        Bartlett
                                                                     Europe Fund

                                                                        Bartlett
                                                         Financial Services Fund


                                                          BARTLETT CAPITAL TRUST

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F  C O N T E N T S

A b o u t  t h e  f u n d s:

         xx       Investment objectives

         xx       Risks

         xx       Performance

         xx       Fees and expenses of the funds

         xx       Management

A b o u t  y o u r  i n v e s t m e n t:

         xx       How to invest

         xx       How to sell your shares

         xx       Account policies

         xx       Services for investors

         xx       Dividends and taxes

         xx       Financial highlights

BARTLETT CAPITAL TRUST

[icon]  I N V E S T M E N T  O B J E C T I V E S

Bartlett Capital Trust currently offers four series: Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Europe Fund and Bartlett Financial Services Fund. The investment objectives of Value International, Basic Value and Financial Services may each be changed without shareholder approval; however, shareholders of these funds will be given a minimum of 30 days' prior written notice before any change takes place. Europe Fund's investment objective may not be changed without shareholder approval.

BARTLETT VALUE INTERNATIONAL FUND

INVESTMENT OBJECTIVE: capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund's investment adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of non-U.S. issuers. Such securities generally include common stocks, common stock equivalents and preferred stocks.


Bartlett & Co. offers a bottom up, value based approach to international investment, with the objective of producing investment returns that are consistently above average while maintaining below average levels of risk (as measured by volatility). Its approach to equity investment is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the global stock universe. Only companies with strong balance sheets and proven track records are included. It then performs a more intense financial and company evaluation to select those stocks with superior outlooks. Finally, it evaluates the economic, political and market environment in which the company operates, as well as potential currency risk.

Portfolios are invested in non-U.S. securities, and are broadly diversified by country and region. Bartlett & Co. does not hedge currencies or use derivatives in the portfolio. The currency exposure is therefore nominally the same as the country/regional exposure, although the functional currency exposure of many companies in the portfolio is quite different from the base currency.

Bartlett & Co.'s goal of individual stock selection and portfolio construction is to produce a portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It selects stocks with a time horizon of at least two years, and turnover is low -- it has averaged about 30% over the last 12 years.


In seeking its objective, the fund intends to diversify its investments among issuers representing various countries. The fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The fund may at times invest more than 25% of its total assets in any major industrial or developed country when the adviser believes there is no unique investment risk.

The adviser will invest in foreign equity securities that it believes to be attractively priced relative to their intrinsic value. Income is a secondary consideration. The adviser focuses on characteristics such as relative price/earnings ratios, dividend yields and price/book value ratios when analyzing a security's intrinsic value.

For temporary defensive purposes, the fund may invest substantially all of its assets in one or two countries and may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

BARTLETT BASIC VALUE FUND

INVESTMENT OBJECTIVE: capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in common stocks or securities convertible into common stocks that the investment adviser believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration.

Bartlett & Co. offers a bottom up, value based approach to investing in equity securities, with the objective of producing investment returns that are above average over long-term market cycles while maintaining below average levels of risk (as measured by volatility). Its approach to equity investment is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the stock universe (primarily U.S.). It then performs a more intense financial and company evaluation to select those stocks with superior outlooks.

Bartlett & Co.'s goal of individual stock selection and portfolio construction is to produce a diversified portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It selects stocks with a time horizon of at least two years, and turnover is low -- it has averaged below 35% over the last seven years.

In seeking its objective, the fund invests only in securities of companies with at least three years of operating history.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

BARTLETT EUROPE FUND

INVESTMENT OBJECTIVE: long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of European issuers that the sub-adviser selects as offering above-average potential for capital appreciation. Such securities include common stocks, preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

BARTLETT FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE: long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above-average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o regional and money center banks
o securities brokerage firms
o asset management companies
o savings banks and thrift institutions
o specialty finance companies (e.g., credit card, mortgage providers)
o insurance and insurance brokerage firms
o government sponsored agencies
o financial conglomerates
o foreign financial services companies (limited to 25% of total assets, not including ADRs)

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The sub-adviser believes the financial services industry is undergoing many changes due to legislation reform and the shifting demographics of the population. In deciding what securities to buy, the sub-adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from the changes and the strength and goals of management.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

[icon]  R I S K S

An investment in any of these funds is not guaranteed; investors may lose money by investing in the funds. There is no guarantee that any fund will achieve its objective. The principal risks of investing in the funds are described below. The amount and types of risks vary depending on:

o the fund's investment objective
o the fund's ability to achieve its investment objective
o the markets in which the fund invests
o prevailing economic conditions

MARKET RISK -
Stock prices generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Value International and Basic Value invest in stocks believed to be attractively priced relative to their intrinsic value. Such an approach involves the risk that those stocks may remain undervalued and you could lose money. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks.

FOREIGN SECURITIES RISK -
Value International and Europe fund invest a substantial portion of their assets in foreign securities. Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S.
stock markets.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

On January 1, 1999, the conversion of European currencies into the Euro began and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets.

CONCENTRATION RISK -
Financial Services Fund invests primarily in securities in the financial services industry. Europe Fund invests primarily in securities of European issuers. A fund concentrating most of its investments in a single region or industry will be more susceptible to factors adversely affecting issuers within that region or industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry.

European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the EMU countries.

INTEREST RATE RISK -
Europe Fund may invest up to 35% of its total assets in fixed income securities. Market prices of a fund's fixed income investments may decline due to an increase in interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

CREDIT RISK -
There is a risk that a fund's holdings in fixed income securities could be downgraded or could default. Credit ratings are the opinions of the private companies that rate companies or their securities; they are not guarantees.

YEAR 2000 -
Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their adviser, distributor or sub-adviser, or could impact companies in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

[icon]  P E R F O R M A N C E

Each fund has three authorized classes of shares: Class A shares, Class C shares and Class Y shares. The information provided below is primarily for Class A which is the class with the longest history. Its expenses generally are slightly lower, and its performance higher than Class C shares. Each class is subject to different expenses and a different sales charge structure. Class Y shares are offered through a separate prospectus only to certain investors. The information below provides an indication of the risks of investing in a fund by showing changes in Value International's, Basic Value's and Europe Fund's performance from year to year. Limited performance information is also provided for the Financial Services Fund. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. Sales charges have not been deducted from total returns for Class A shares. Returns would have been lower had these charges been deducted.

BARTLETT VALUE INTERNATIONAL FUND

CLASS A SHARES:

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

1.80     -14.52   21.49    -1.83   31.35    -0.53    9.15     16.05    6.14    -2.88

1989(a)  1990     1991     1992    1993     1994     1995     1996     1997    1998

DURING THE LIFE OF CLASS A (A):

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                         June 30, 1997                       13.05%
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                        September 30, 1990                  -19.17%
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, which is an unmanaged index of common stocks of foreign companies.

                                             1 YEAR      5 YEARS     LIFE OF
                                                                     CLASS
BARTLETT VALUE INTERNATIONAL FUND CLASS A    -2.88%      5.37%       6.38%(a)
BARTLETT VALUE INTERNATIONAL FUND CLASS C    -3.64%      n/a         -10.01%(b)
MSCI EAFE INDEX                              20.00%      9.19%

-----------------
(a) October 6, 1989 (commencement of sale of Class A shares) to December 31,
    1989
(b) July 23, 1997 (commencement of sale of Class C shares) to December 31,
    1998

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than average returns.

P E R F O R M A N C E

BARTLETT BASIC VALUE FUND

CLASS A SHARES:

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):


11.66    -9.60    25.96   10.24    11.65    0.40     31.56    18.42   29.46    3.76

1989     1990     1991    1992     1993     1994     1995     1996    1997     1998


DURING THE PAST TEN YEARS OF CLASS A:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                         March 31, 1991                      16.74%
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                        September 30, 1990                  -18.78%
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Standard & Poor's 500 Stock Composite Index, a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

                                              1 YEAR      5 YEARS      10 YEARS     LIFE OF CLASS
BARTLETT BASIC VALUE FUND CLASS A             3.76%       16.01%       12.64%       12.70% (a)
BARTLETT BASIC VALUE FUND CLASS C             2.96%       n/a          n/a          6.99% (b)
STANDARD & POOR'S 500 STOCK COMPOSITE INDEX  28.58%       24.06%       19.21%

--------------
(a) May 5, 1983 (commencement of sale of Class A shares) to December 31, 1998.
(b) September 12, 1997 (commencement of sale of Class C shares) to December 31, 1998.

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than average returns.

P E R F O R M A N C E

BARTLETT EUROPE FUND

CLASS A SHARES:

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

12.47    -20.56   7.07    -7.17    29.91    -4.23    19.90    31.53   17.52    41.85

1989     1990     1991    1992     1993     1994     1995     1996    1997     1998


DURING THE PAST TEN YEARS OF CLASS A:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                         March 31, 1998                      25.74%
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                        September 30, 1990                  -20.21%
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this index are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.

                                  1 YEAR       5 YEARS     10 YEARS    LIFE OF CLASS
BARTLETT EUROPE FUND CLASS A      41.85%       20.29%      11.25%      10.01% (a)
BARTLETT EUROPE FUND CLASS C      40.48%       n/a         n/a         27.13%(b)
MSCI EUROPE INDEX                 28.53%       19.10%      15.23%

(a) August 19, 1986 (commencement of sale of Class A shares) to December 31,
    1998.
(b) July 23, 1997 (commencement of sale of Class C shares) to December 31,
    1998.

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than average returns.

Prior to July 21, 1997, Europe Fund operated as a closed-end investment company, Worldwide Value Fund, Inc. Prior to 1992, Europe Fund was a broad-based global fund, not concentrating in European equity securities.

P E R F O R M A N C E

BARTLETT FINANCIAL SERVICES FUND

Performance information is presented only for the period from November 16, 1998 (commencement of operations of Class A and Class C shares) to December 31, 1998. The figures presented give some indication of the risks of an investment in this fund by comparing the fund's performance with a broad measure of market performance.


                                                             LIFE OF CLASS
BARTLETT FINANCIAL SERVICES FUND CLASS A                     5.80%
BARTLETT FINANCIAL SERVICES FUND CLASS C                     5.70%
LIPPER FINANCIAL SERVICES FUND INDEX (a)                     3.71%

(a) Returns for this index are for the period November 30, 1998 to December 31, 1998. This index includes funds that invest at least 65% of their portfolio in equity securities of companies engaged in providing financial services including, but not limited to, banks, finance companies, insurance companies and securities/brokerage firms.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                                     CLASS A SHARES

SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------- --------------- --------- --------- -------------
                                                                     Value           Basic     Europe    Financial
                                                                     International   Value     Fund      Services
                                                                                                         Fund
-------------------------------------------------------------------- --------------- --------- --------- -------------
Maximum sales charge imposed on purchases                            4.75%           4.75%     4.75%     4.75%
(as a % of offering price) (a)
-------------------------------------------------------------------- --------------- --------- --------- -------------
Maximum deferred sales charge (as a % of net asset value) (b)        None            None      None      None
-------------------------------------------------------------------- --------------- --------- --------- -------------

The fees and expenses shown are for the fiscal year ended December 31, 1998 and are calculated as a percentage of average net assets.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

-------------------------------------------------------------- ---------------- ---------- ------------ --------------
                                                                                                          Financial
                                                                    Value         Basic    Europe Fund    Services
                                                                International     Value                     Fund
-------------------------------------------------------------- ---------------- ---------- ------------ --------------
Management fees (c)                                            1.25%            0.75%      1.00%        1.00%
Distribution and/or Service (12b-1) fees                       0.25%            0.25%      0.25%        0.25%
Other Expenses                                                 0.37%            0.20%      0.64%        0.40%
                                                               -----            -----      -----        -----
Total Annual Fund Operating Expenses (c)                       1.87%            1.20%      1.89 %       1.65%
-------------------------------------------------------------- ---------------- ---------- ------------ --------------

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."
(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."
(c) Bartlett & Co., as investment adviser, has voluntarily agreed to waive fees so that expenses of Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Class A shares as follows: Value International, 1.80%; Basic Value, 1.15%; Europe Fund, 1.85%; and Financial Services Fund, 1.50%. These voluntary waivers will continue until May 1, 2000 and may be terminated at any time. With these waivers, management fees and total annual fund operating expenses would have been as follows: Value International, 1.11% and 1.73%; Basic Value, 0.63% and 1.08%; Europe Fund, 0.92% and 1.81% and Financial Services Fund, 0.85% and 1.50%.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. This example also assumes that the maximum initial sales charge is deducted at the time of purchase.

---------------------------------- ---------- ----------- ----------- --------
                                   1 Year     3 Years     5 Years     10 Years
---------------------------------- ---------- ----------- ----------- --------
Value International                $656       $1,035      $1,438      $2,561
Basic Value                        $591       $838        $1,103      $1,860

Europe Fund                        $658       $1,041      $1,448      $2,582
Financial Services Fund            $635       $971        n/a         n/a
---------------------------------- ---------- ----------- ----------- --------

                                 CLASS C SHARES

SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------- --------------- --------- --------- -------------
                                                                     Value           Basic     Europe    Financial
                                                                     International   Value     Fund      Services
                                                                                                         Fund
-------------------------------------------------------------------- --------------- --------- --------- -------------
Maximum sales charge imposed on purchases                            None            None      None      None
(as a % of offering price)
-------------------------------------------------------------------- --------------- --------- --------- -------------
Maximum deferred sales charge (as a % of net asset value) (a)        1.00%           1.00%     1.00%     1.00%
-------------------------------------------------------------------- --------------- --------- --------- -------------

The fees and expenses shown are for the fiscal year ended December 31, 1998 and are calculated as a percentage of average net assets.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

-------------------------------------------------------------- ---------------- ---------- ------------ --------------
                                                                                                          Financial
                                                                    Value         Basic    Europe         Services
                                                                International     Value    Fund             Fund
-------------------------------------------------------------- ---------------- ---------- ------------ --------------
Management fees (b)                                            1.25%            0.75%      1.00%        1.00%
Distribution and/or Service (12b-1) fees                       1.00%            1.00%      1.00%        1.00%
Other Expenses                                                 0.44 %           0.27%      0.59 %       0.40%
                                                               ------           -----      ------       -----
Total Annual Fund Operating Expenses (b)                       2.69%            2.02%      2.59 %       2.40%
-------------------------------------------------------------- ---------------- ---------- ------------ --------------

(a) A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date. See "How to Invest."
(b) Bartlett & Co., as investment adviser, has voluntarily agreed to waive fees so that expenses of Class C shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Class C shares as follows: Value International, 2.55%; Basic Value, 1.90%; Europe Fund, 2.60%; and Financial Services Fund, 2.25%. These voluntary waivers will continue until May 1, 2000 and may be terminated at any time. With these waivers, management fees and total annual fund operating expenses would have been as follows: Value International, 1.11% and 2.55%; Basic Value, 0.63% and 1.90%; Europe Fund, 0.92% and 2.51% and Financial Services Fund, 0.85% and 2.25%.


EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. This example also assumes that the maximum initial sales charge is deducted at the time of purchase.

---------------------------------- ---------- ----------- ----------- --------
                                   1 Year     3 Years     5 Years     10 Years
---------------------------------- ---------- ----------- ----------- --------
Value International                $372       $835        $1,425      $3,022
 (assuming no redemption)          $272       $835        $1,425      $3,022
Basic Value                        $305       $634        $1,088      $2,348
 (assuming no redemption)          $205       $634        $1,088      $2,348
Europe Fund                        $362       $805        $1,375      $2,925
 (assuming no redemption)          $262       $805        $1,375      $2,925
Financial Services Fund            $343       $748        n/a         n/a
 (assuming no redemption)          $243       $748        n/a         n/a
---------------------------------- ---------- ----------- ----------- --------

[icon]  M A N A G E M E N T

Adviser:

Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, including making decisions and placing orders to buy, sell or hold a particular security. The adviser has delegated investment advisory functions for Europe Fund and Financial Services Fund to separate sub-advisers as described below. Bartlett also supervises all aspects of the operations of each fund as administrator.

The adviser provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of the adviser were approximately $[ ] billion as of March 31, 1999. Bartlett is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

For it services during the fiscal year ended December 31, 1998, each fund paid the adviser a fee equal to a percentage of its average daily net assets as follows:

Value International                 1.11%
Basic Value                         0.63%
Europe Fund                         0.92%

Financial Services Fund is obligated to pay the adviser a fee of 1.00% of its average daily net assets, net of any waivers.

Sub-Advisers:

Lombard Odier International Portfolio Management Limited, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard receives a monthly fee from Bartlett equal to 60% of the fee actually paid to Bartlett by the fund (net of any waivers). Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. As of March 31, 1999, Lombard Odier had aggregate assets under management of $[ ]. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

Gray, Seifert & Co., Inc., 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund. For its services, Gray, Seifert receives a monthly fee from Bartlett equal to 60% of the fee actually paid to Bartlett by the fund (net of any waivers). Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. They have not previously advised a mutual fund; however, Gray, Seifert has been the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of March 31, 1999, Gray, Seifert had aggregate assets under management of $[ ]. Gray, Seifert is an indirect wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

Portfolio Management:

VALUE INTERNATIONAL - Madelynn M. Matlock, CFA, is primarily responsible for managing the fund. She is the Director of International Investments for Bartlett. Ms. Matlock joined Bartlett in 1981.

BASIC VALUE - James A. Miller, CFA and Woodrow H. Uible, CFA, are responsible for co-managing the fund. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. He joined Bartlett in 1977. Mr. Uible is a Senior Portfolio Manager and chairs Bartlett's Equity Investment Group. He joined Bartlett in 1980.

EUROPE FUND - Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley is Director and Senior Investment Manager of Lombard Odier. He joined Lombard Odier in 1990. Mr. Lovering is Assistant Director of Lombard Odier. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

FINANCIAL SERVICES FUND - Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert is Chairperson of the Board and a Director of Gray, Seifert. He has been employed with Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert. She has been employed there since 1982.

DISTRIBUTOR OF THE FUNDS' SHARES:

LM Financial Partners, Inc.("LMFP"), 100 Light Street, Baltimore, Maryland, serves as distributor or principal underwriter of each fund's shares. Each fund has adopted a separate plan with respect to each class that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. These fees are calculated daily and paid monthly.

Each class of shares bears differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

For Class A shares, each fund may pay LMFP a service fee at an annual rate of 0.25% of its average daily Class A net assets.

For Class C shares, each fund may pay LMFP a distribution fee at an annual rate of 0.75% and a service fee of 0.25% of average daily Class C net assets.

LMFP collects the sales charges imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A and Class C shares. LMFP reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule and may from time to time reallow the full amount of the sales charge.

LMFP may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the funds.

Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

LMFP is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

[icon]  H O W  T O  I N V E S T

To open an account, complete an account application and return it to:

LMFP Funds Processing                   Applications may be obtained by calling
P.O. Box 1476                                    LMFP at 800-800-3609
Baltimore, Maryland 21203-1476

Shares may also be purchased through a broker/dealer that has an agreement with LMFP. Broker/dealers that do not have dealer agreements with LMFP may offer to place purchase orders for the funds. Investors may be charged a transaction fee by these broker/dealers. This fee will be in addition to any sales charge payable on purchases of Class A shares.

For each class of shares, the minimum initial investment in a regular account or retirement account is $1,000 and the minimum for each purchase of additional shares is $100. Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans.

When placing a purchase order, please specify whether the order is for Class A or Class C. All purchase orders that fail to specify a class will automatically be invested in Class A shares.

Once an account is opened, investors may purchase shares of the funds directly through LMFP. LMFP will also accept purchases via bank wire. Such purchases will be effected at the net asset value next determined, plus any applicable sales charge, after the bank wire is received. Your bank may charge a service fee for wiring money to the funds.

Purchase orders received by LMFP or your broker/dealer and transmitted to the funds' transfer agent before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time), will be processed at that day's closing net asset value plus any applicable sales charge. Orders received and transmitted to the transfer agent after the close of the exchange will be processed at the closing net asset value (plus any applicable sales charge) on the next day.

Class A Purchase Schedule:

Each fund's offering price for Class A purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

------------------------------- ---------------------------- ---------------------------- ----------------------------
      AMOUNT OF PURCHASE          SALES CHARGE AS A % OF     SALES CHARGE AS A % OF NET    DEALER REALLOWANCE AS A %
                                      OFFERING PRICE                 INVESTMENT                OF OFFERING PRICE
------------------------------- ---------------------------- ---------------------------- ----------------------------
Less than $25,000               4.75%                        4.99%                        4.00%
------------------------------- ---------------------------- ---------------------------- ----------------------------
$25,000 to $49,999              4.50                         4.71                         3.75
------------------------------- ---------------------------- ---------------------------- ----------------------------
$50,000 to $99,999              4.00                         4.17                         3.25
------------------------------- ---------------------------- ---------------------------- ----------------------------
$100,000 to $249,999            3.50                         3.63                         2.75
------------------------------- ---------------------------- ---------------------------- ----------------------------
$250,000 to $499,999            2.50                         2.56                         2.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
$500,000 to $999,999            2.00                         2.04                         1.60
------------------------------- ---------------------------- ---------------------------- ----------------------------
$1 million or more*             0.00                         0.00                         1.00
------------------------------- ---------------------------- ---------------------------- ----------------------------

* A CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date. See "How to Sell Your Shares" for a discussion of any applicable CDSC on Class A shares.

LMFP will pay the following commission to brokers that initiate and are responsible for purchases of Class A shares by any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

Sales Charge Waivers for Class A shares:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:
o advisory clients (and related accounts) of Bartlett & Co. or Gray, Seifert & Co., Inc.

o certain employee benefit or retirement accounts (subject to the discretion of Bartlett & Co.)
o officers and trustees of Bartlett Capital Trust
o employees of Legg Mason, Inc. and its affiliates
o registered representatives or full-time employees of broker/dealers that have dealer agreements with LMFP
o the children, siblings and parents of such persons
o broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and LMFP
o purchases of $1,000,000 or more (purchases of two or more funds may be combined for this purpose).

In addition, all existing shareholders of Basic Value and Value International as of July 18, 1997 will be allowed to purchase additional Class A shares of their fund without a sales charge.

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

Right of Accumulation:

To receive the Right of Accumulation, investors must give LMFP or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the funds at the sales charge applicable to the total of:
o the dollar amount being purchased plus
o the dollar amount of the investors concurrent purchases of Class A shares of other funds plus
o the price of all shares of Class A shares of funds already held by the investor

Letter of Intent:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of any fund in the following thirteen months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the respective fund(s).

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the thirteen month period (while remaining registered your name) and will be subject to redemption to assure any necessary payment to LMFP of a higher applicable sales charge.

Purchasing Class C shares:

Purchases of Class C shares are not subject to a front-end sales charge but are subject to higher ongoing expenses. Class C shares purchased through a Legg Mason financial advisor are not subject to the CDSC.

Programs Applicable to Class A and Class C:
For further information regarding these programs, please contact LMFP or your broker/dealer.

------------------------------------------------------------ ---------------------------------------------------------
                SYSTEMATIC INVESTMENT PLAN                                    AUTOMATIC INVESTMENTS
------------------------------------------------------------ ---------------------------------------------------------
Shares of a fund may be purchased through the Systematic     Arrangements may be made with some employers and
Investment Plan by authorizing the transfer agent to         financial institutions, such as banks or credit unions,
transfer $50 or more each month from your checking account   for regular automatic monthly investments of $50 or
                                                             more in a fund.

                                                             Dividends from certain unit investment trusts may also
                                                             be invested automatically in a fund.
------------------------------------------------------------ ---------------------------------------------------------

Purchases and Redemptions Through Institutions:

Certain institutions having an agreement with LMFP or the funds may accept purchase and redemption orders. A fund will be deemed to have received your purchase or redemption order when that institution accepts the order. Your order will be processed at the next price calculated after the order has been accepted by the institution. Investors should consult with their institution regarding the time by which they must receive your order to get that day's price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

Any of the following methods may be used to sell your Class A and Class C shares:

--------------------- ----------------------------------------------------------
TELEPHONE             Call LMFP at 800-800-3609 or your broker/dealer and
                      request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                      Wire requests will be subject to a fee of $18. Be sure that LMFP or your broker/dealer has your bank account information on file.

                      The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

MAIL Send a letter to LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or to your broker/dealer requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification unless the proceeds are to be sent directly to the address of record as maintained by the transfer agent. You may obtain a signature guarantee from most banks or securities dealers.
--------------------- ----------------------------------------------------------

Redemption requests received by the transfer agent before the close of the exchange will be effected at that day's closing net asset value (plus any applicable CDSC).

Your order will be processed promptly and the proceeds normally will settle in your LMFP brokerage account within two business days. Proceeds may also be paid by check or, if offered by your broker/dealer, credited to your brokerage account there. If shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Broker/dealers may charge a service fee for handling redemption transactions placed through them.
Investors should contact their broker/dealer for further information.

Redemptions of shares that were recently purchased by check may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Contingent Deferred Sales Charges:

Class A -- If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class C -- A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date.

Class A or Class C shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to LMFP.

[icon] A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per share is determined daily, as of the close of the New York Stock Exchange, on every day that the exchange is open. To calculate each fund's share price, the fund's assets for each class are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Each fund's listed securities are valued using the last sale price as of the close of the exchange. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Where no readily available market quotations exist, securities are valued at fair value as determined under the guidance of the Board of Trustees. Fund shares will not be priced on the days on which the exchange is closed for trading.

Foreign securities denominated in a foreign currency are converted into U.S. dollars using current exchange rates. Trading of foreign securities may not take place on every day the exchange is open and may take place in various foreign markets on Saturdays or on other days when the exchange is not open. As a result, the net asset value of a fund's shares may change on days when investors will not be able to purchase or redeem their fund shares.

Events affecting the value of foreign securities that occur after the close of the exchange but before a fund's net asset value is calculated will not be reflected in that day's net asset value unless a determination is made that the event would materially affect the fund's net asset value. In such a case, the adviser/sub-adviser may adjust the fund's net asset value, subject to review by the Board of Trustees.

Fixed income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost.

Other:

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time
o change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact LMFP or your broker/dealer.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

Confirmations will be sent to you after each transaction (except a reinvestment of dividends, capital gains distributions and purchases through the Systematic Investment Plan or through automatic investments.

LMFP or your broker/dealer will send you account statements monthly unless there has been no activity in the account, in which case you will receive a statement quarterly. You will also receive a statement quarterly if you participate in the Systematic Investment Plan or if you purchase shares through automatic investments.

SYSTEMATIC WITHDRAWAL PLAN:
If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

EXCHANGE PRIVILEGE:
Fund shares may be exchanged for the corresponding class of shares of any of the other Bartlett funds or the Legg Mason Cash Reserve Trust (a money market fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. A CDSC may apply to the redemption of Class A and/or Class C shares acquired through an exchange. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year
o terminate or modify the exchange privilege after 60 days' notice to shareholders

REINSTATEMENT PRIVILEGE:
If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption, contact LMFP or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the notification and purchase order have been received by the transfer agent.

[icon] D I V I D E N D S  A N D  T A X E S

Value International and Basic Value each declares and pays dividends from net investment income on a quarterly basis and dividends from any net short-term capital gains annually. Europe Fund and Financial Services Fund each declares and pays all dividends on an annual basis.

Each fund distributes substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and distributions will be automatically reinvested in the same class of shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify the fund at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in the same class of shares of another fund.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 800-800-3609.

                            VALUE INTERNATIONAL FUND


                 ----------------------------------------- ---------------------------------------------------
                          Income from Investment                             Distributions
                                Operations
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
For the      Net         Net          Net           Total        From net    In excess    From net     Total         Net
years        asset       investment   realized &    from         investment  of net       realized     distributions asset
ended Dec.   value,      income       unrealized    investment   income      investment   gains                      value,
31,          beginning                gain (loss)   operations               income                                  end of
             of year                  on                                                                             year
                                      investments
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
Class A:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1998             $12.45       $(.02)(c)     $(.35)       $(.37)      $(.20)          $--       $(.38)        $(.58)    $11.50
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1997 (a)         $13.64      .05 (c)           .31          .36       (.17)           --       (1.38)        (1.55)    $12.45
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1997 (b)         $12.59          .08          1.81         1.89       (.08)        (.01)        (.75)         (.84)    $13.64
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1996 (b)         $11.64          .13          1.33         1.46       (.13)        (.01)        (.37)         (.51)    $12.59
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1995 (b)         $12.46          .09         (.21)        (.12)       (.09)           --        (.61)         (.70)    $11.64
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1994 (b)         $10.08      .07 (d)          2.38         2.45       (.07)           --           --         (.07)    $12.46
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
Class C:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1998             $12.30     $.10 (h)        $(.55)       $(.45)      $(.13)          $--       $(.38)        $(.51)    $11.34
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------
1997 (g)         $15.70      .08 (h)        (1.82)       (1.74)       (.28)           --       (1.38)        (1.66)    $12.30
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------ ------------- ---------

         Ratios/Supplemental Data:
        -------------- -------------------------- ----------------------------- ------------------ -----------------
        Total Return          Expenses                   Net Investment             Portfolio        Net Assets,
           (%) (i)     to Average Net Assets (%)         Income (Loss)            Turnover Rate      End of Year
                                                   to Average Net Assets (%)           (%)          (thousands - $)
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class A:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                (2.88)                   1.73 (c)                        .37 (c)                27            47,856
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (a)          2.79 (e)                1.78 (c, f)                     .49 (c, f)            44 (f)            68,648
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (b)             15.45                       1.81                            .62                31            83,973
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1996 (b)             12.76                       1.83                           1.06                38            72,041
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1995 (b)            (1.18)                       1.83                            .80                24            57,664
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1994 (b)             24.42                   1.88 (d)                        .55 (d)                19            49,607
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class C:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                (3.64)                   2.55 (h)                      (.55) (h)                27             3,916
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (g)        (10.87)(e)                2.55% (f,h)                   (1.68) (f,h)            44 (f)               895
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------

A For the nine months ended December 31, 1997. The fund changed its year end from March 31 to December 31.
B    For the years ended March 31.
C Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: for 1997, 1.95% and 1998, 1.87.
D The adviser periodically absorbed expenses through management fee waivers. If no fees had been waived, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been .49% for the period ended March 31, 1994.
E    Not annualized
F    Annualized
G    July 23, 1997 (commencement of sale of this class) to December 31, 1997
H Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: for 1997, 2.70% and 1998, 2.69%.
I    Excluding sales charge

                                BASIC VALUE FUND

                 ----------------------------------------- ---------------------------------------------------
                          Income from Investment                             Distributions
                                Operations
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
For the      Net         Net          Net           Total        From net    From net     Total         Net
years        asset       investment   realized &    from         investment  realized     distributions asset
ended Dec.   value,      income       unrealized    investment   income      gains                      value,
31,          beginning                gain (loss)   operations                                          end of
             of year                  on                                                                year
                                      investments
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Class A:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998             $18.95     $.20 (c)          $.48         $.68      $(.14)      $(1.15)       $(1.29)    $18.34
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (a)         $18.33      .19 (c)          5.59         5.78       (.22)       (4.94)        (5.16)    $18.95
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (b)         $17.94          .22          1.82         2.04       (.26)       (1.39)        (1.65)    $18.33
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1996 (b)         $15.39          .30          3.32         3.62       (.24)        (.83)        (1.07)    $17.94
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1995 (b)         $14.89          .27          1.53         1.80       (.27)       (1.03)        (1.30)    $15.39
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1994 (b)         $14.76          .22           .28          .50       (.23)        (.14)         (.37)    $14.89
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Class C:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998             $18.75     $.10 (h)          $.41         $.51      $(.08)      $(1.15)       $(1.23)    $18.03
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (d)         $22.84      .24 (h)           .88         1.12       (.27)       (4.94)        (5.21)    $18.75
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------

         Ratios/Supplemental Data:
        -------------- -------------------------- ----------------------------- ------------------ -----------------
        Total Return           Expenses                 Net Investment             Portfolio        Net Assets,
           (%) (e)     to Average Net Assets (%)         Income (Loss)            Turnover Rate      End of Year
                                                   to Average Net Assets (%)           (%)          (thousands - $)
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class A:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                  3.76                   1.08 (c)                       1.05 (c)                28           119,626
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (a)         33.14 (f)                 1.13 (c,g)                     1.15 (c,g)            42 (g)           133,076
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (b)             11.30                       1.16                           1.18                23           119,208
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1996 (b)             24.05                       1.17                           1.79                25           125,636
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1995 (b)             12.67                       1.20                           1.81                26           102,721
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1994 (b)              3.42                       1.20                           1.48                33            94,289
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class C:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                  2.96                   1.90 (h)                        .29 (h)                28             2,228
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (d)          6.07 (f)                 1.90 (g,h)                     1.11 (g,h)            42 (g)               395
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------

------------------
A For the nine months ended December 31, 1997. The fund changed its year end from March 31 to December 31.
B    For the years ended March 31.
C Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: 1997, 1.19% and 1998, 1.20%.
D    September 12, 1997 (commencement of sale of this class) to December 31,
     1997
E    Excluding sales charge
F    Not annualized
G    Annualized
H Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: 1997, 2.00% and 1998, 2.02%.

                                                      EUROPE FUND
                 ----------------------------------------- ---------------------------------------------------
                          Income from Investment                             Distributions
                                Operations
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
For the      Net         Net          Net           Total        From net    From net     Total         Net
years        asset       investment   realized &    from         investment  realized     distributions asset
ended Dec.   value,      income       unrealized    investment   income      gains                      value,
31,          beginning   (loss)       gain (loss)   operations                                          end of
             of year                  on                                                                year
                                      investments
                                      and foreign
                                      currency
                                      transactions
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Class A:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998             $20.97     $.02 (a)         $8.52        $8.54      $(.43)      $(4.31)       $(4.74)    $24.77
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997             $24.24    (.05) (a)          4.11         4.06          --       (7.33)        (7.33)    $20.97
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1996             $21.13          .02          6.34         6.36          --       (3.25)        (3.25)    $24.24
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------


                                       23




1995             $17.68          .01          3.50         3.51       (.06)           --         (.06)    $21.13
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1994             $18.46        (.03)         (.75)        (.78)          --           --            --    $17.68
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Class C:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998             $20.86     $.11 (e)         $8.09        $8.20      $(.36)      $(4.31)       $(4.67)    $24.39
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (b)         $26.56    (.10) (e)           .23          .13          --       (5.83)        (5.83)    $20.86
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------

         Ratios/Supplemental Data:
        -------------- -------------------------- ----------------------------- ------------------ -----------------
        Total Return       Ratio of Expenses             Net Investment             Portfolio        Net Assets,
          (%) (c,d)    to Average Net Assets (%)         Income (Loss)            Turnover Rate      End of Year
                                                   to Average Net Assets (%)           (%)          (thousands - $)
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class A:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                  41.9                   1.81 (a)                      (.10) (a)               103            57,406
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997                  17.5                   1.90 (a)                      (.12) (a)               123            52,253
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1996                  31.5                       2.00                      0.10                    109            70,991
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------

--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1995                  19.9                       2.10                           0.10               148            62,249
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1994                 (4.2)                       2.10                             --                75            53,135
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class C:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                  40.5                   2.51 (e)                     (1.15) (e)               103            32,325
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997               0.7 (f)                 2.50 (e,g)                   (1.79) (e,g)               123               302
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------

------------------
A The expense ratio shown reflects both the operations of the fund's predecessor, Worldwide Value Fund, prior to its merger with the fund on July 21, 1997 and the fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998 and 1.85% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: 1997, 2.08% and 1998, 1.89%.
B    July 23, 1997 (commencement of sale of this class) to December 31, 1997
C Prior to July 18, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.
D    Excluding sales charge
E Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998 and 2.60% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: 1997, 2.68% and 1998, 2.59%.
F    Not annualized
G    Annualized

                                                FINANCIAL SERVICES FUND
                 ----------------------------------------- ---------------------------------------------------
                          Income from Investment                             Distributions
                                Operations
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
For the      Net         Net          Net           Total        From net    From net     Total         Net
period       asset       investment   realized &    from         investment  realized     distributions asset
ended Dec.   value,      income       unrealized    investment   income      gains                      value,
31,          beginning                gains         operations                                          end of
             of period                on                                                                period
                                      investments
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Class A:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998 (a)         $10.00      $-- (b)          $.58         $.58          --           --            --    $10.58
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Class C:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998 (a)         $10.00   $(.01) (c)          $.58         $.57          --           --            --    $10.57
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------

         Ratios/Supplemental Data:
        -------------- -------------------------- ----------------------------- ------------------ -----------------
        Total Return           Expenses                 Net Investment             Portfolio        Net Assets,
           (%) (d)     to Average Net Assets (%)         Income (Loss)            Turnover Rate     End of Period
                                                   to Average Net Assets (%)           (%)          (thousands - $)
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class A:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998 (a)          5.80 (e)                1.50 (b, f)                     .22 (b, f)                --             7,451
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Class C:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998 (a)          5.70 (e)                2.25 (c, f)                   (.11) (c, f)                --            14,598
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------

--------------------
A    November 16, 1998 (commencement of sale of this class) to December 31, 1998

B Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.65%.
C Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.40%.
D    Excluding sales charge
E    Not Annualized
F    Annualized

BARTLETT CAPITAL TRUST

The following additional information about the funds is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:
o    call toll-free 800-800-3609
o    visit us on the Internet via http://www.leggmason.com
o    write to us at:   Bartlett Mutual Funds
                       c/o LMFP
                       100 Light Street, P.O. Box 1476
                       Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.

BAR-001                                                SEC file number 811-03613

                                                                        BARTLETT
                                                                    MUTUAL FUNDS


                                                       Class Y Shares Prospectus

                                                                     May 1, 1999

                                                                        Bartlett
                                                        Value International Fund

                                                                        Bartlett
                                                                Basic Value Fund

                                                                        Bartlett
                                                                     Europe Fund

                                                                        Bartlett
                                                         Financial Services Fund


                                                          BARTLETT CAPITAL TRUST


As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E   O F  C O N T E N T S

A b o u t  t h e  f u n d s:

         xx       Investment objectives

         xx       Risks

         xx       Performance

         xx       Fees and expenses of the funds

         xx       Management

A b o u t  y o u r  i n v e s t m e n t:

         xx       How to invest

         xx       How to sell your shares

         xx       Account policies

         xx       Services for investors

         xx       Dividends and taxes

         xx       Financial highlights

BARTLETT CAPITAL TRUST

[icon]  I N V E S T M E N T  O B J E C T I V E S

Bartlett Capital Trust currently offers four series: Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Europe Fund and Bartlett Financial Services Fund. The investment objectives of Value International, Basic Value and Financial Services may each be changed without shareholder approval; however, shareholders of these funds will be given a minimum of 30 days' prior written notice before any change takes place. Europe Fund's investment objective may not be changed without shareholder approval.

BARTLETT VALUE INTERNATIONAL FUND

INVESTMENT OBJECTIVE: capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund's investment adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of non-U.S. issuers. Such securities generally include common stocks, common stock equivalents and preferred stocks.

Bartlett & Co. offers a bottom up, value based approach to international investent, with the objective of producing investment returns that are consistently above average while maintaing below average levels of risk (as measured by volatility). Its approach to equity investment is to screen cash flow, book value and dividend multiples that fall inot the lower half of the gobal stock universe. Only companies with stron balance sheets and proven track records are included. It then performs a more intense financial and company evaluation to select those stocks with superior outlooks. Finally, it evaluates the economic, political and market environment in which the company operates as well as potential currency risk.

Portfolios are invested in non-U.S. securities, and are broadly diversified by country and region. Bartlett & Co. does not hedge currencies or use drivatives in the portfolio. The currency exposure is therefore nominally the same as the country/regional exposure, although the functional currency exposure of many companies in the portfolio is quite different from the base currency.

Bartlett & Co.'s goal of individual stock selection and portfolio construction is to produce a portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It selects stocks with a time horizon of at least two years, and turnover is low -- it has averaged about 30% over the last 12 years.

In seeking its objective, the fund intends to diversify its investments among issuers representing various countries. The fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The fund may at times invest more than 25% of its total assets in any major industrial or developed country when the adviser believes there is no unique investment risk.

The adviser will invest in foreign equity securities that it believes to be attractively priced relative to their intrinsic value. Income is a secondary consideration. The adviser focuses on characteristics such as relative price/earnings ratios, dividend yields and price/book value ratios when analyzing a security's intrinsic value.

For temporary defensive purposes, the fund may invest substantially all of its assets in one or two countries and may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

BARTLETT BASIC VALUE FUND

INVESTMENT OBJECTIVE: capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in common stocks or securities convertible into common stocks that the investment adviser believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration.

Bartlett & Co. offers a bottom up, value based approach to investing in equity securities, with the objective of producing investment returns that are above average over long-term market cycles while maintaining below average levels of risk (as measured by volatility). Its approach to equity investment is to screen equities for valuations based upon earnings, cash flow, bookvalue and dividend multiples that fall into the lower half of the stock universe (primarily U.S.). It then performs a more intense financial and company evaluation to select those stocks with superior outlooks.

Bartlett & Co.'s goal of infividual stock selection and portfolio construction is to produce a diversified portfolio with above average potential for growth and financial strength, albeit with attractive valuations. It slects stocks with a time hrizon of at least two years, and turnover is low -- it has averaged below 35% over the last seven years.

In seeking its objective, the fund invests only in securities of companies with at least three years of operating history.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

BARTLETT EUROPE FUND

INVESTMENT OBJECTIVE: long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of European issuers that the sub-adviser selects as offering above-average potential for capital appreciation. Such securities include common stocks, preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

BARTLETT FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE: long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above-average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o regional and money center banks
o securities brokerage firms
o asset management companies
o savings banks and thrift institutions
o specialty finance companies (e.g., credit card, mortgage providers)
o insurance and insurance brokerage firms
o government sponsored agencies
o financial conglomerates
o foreign financial services companies (limited to 25% of total assets, not including ADRs)

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The sub-adviser believes the financial services industry is undergoing many changes due to legislation reform and the shifting demographics of the population. In deciding what securities to buy, the sub-adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from the changes and the strength and goals of management.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

[icon]  R I S K S

An investment in any of these funds is not guaranteed; investors may lose money by investing in the funds. There is no guarantee that any fund will achieve its objective. The principal risks of investing in the funds are described below. The amount and types of risks vary depending on:

o the fund's investment objective
o the fund's ability to achieve its investment objective
o the markets in which the fund invests
o prevailing economic conditions

MARKET RISK -
Stock prices generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Value International and Basic Value invest in stocks believed to be attractively priced relative to their intrinsic value. Such an approach involves the risk that those stocks may remain undervalued and you could lose money. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks.

FOREIGN SECURITIES RISK -
Value International and Europe fund invest a substantial portion of their assets in foreign securities. Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S.
stock markets.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

On January 1, 1999, the conversion of European currencies into the Euro began and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets.

CONCENTRATION RISK -
Financial Services Fund invests primarily in securities in the financial services industry. Europe Fund invests primarily in securities of European issuers. A fund concentrating most of its investments in a single region or industry will be more susceptible to factors adversely affecting issuers within that region or industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry.

European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the EMU countries.

INTEREST RATE RISK -
Europe Fund may invest up to 35% of its total assets in fixed income securities. Market prices of a fund's fixed income investments may decline due to an increase in interest rates. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

CREDIT RISK -
There is a risk that a fund's holdings in fixed income securities could be downgraded or could default. Credit ratings are the opinions of the private companies that rate companies or their securities; they are not guarantees.

YEAR 2000 -
Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their adviser, distributor or sub-adviser, or could impact companies in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

[icon]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in a fund by showing changes in Value International's, Basic Value's and Europe Fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. As of the date of this Prospectus, Class Y shares of Financial Services Fund have not commenced operations.

                BARTLETT VALUE INTERNATIONAL FUND CLASS Y SHARES:

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

            0%
                                -2.65
           -5%
                  -8.38
          -10%
           ---------------------------
                 1997(a)         1998

DURING THE LIFE OF CLASS Y:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                         December 31, 1998                   13.03%
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                        September 30, 1998                  -16.38%
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, which is an unmanaged index of common stocks of foreign companies.

---------------------------------------------------------- ----------- ----------------------
                                                           1 YEAR      LIFE OF CLASS
---------------------------------------------------------- ----------- ----------------------
Bartlett Value International Fund Class Y                  (2.65)%     (9.80)%(b)
---------------------------------------------------------- ----------- ----------------------
MSCI EAFE Index                                            20.00%
---------------------------------------------------------- ----------- ----------------------

(a) August 15, 1997 (commencement of sale of Class Y shares) to December 31,
1997.
(b) August 15, 1997 (commencement of sale of Class Y shares) to December 31,
1998.


                    BARTLETT BASIC VALUE FUND CLASS Y SHARES:

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

                   10.97
            10%

             5%
                               3.99
             0%
            --------------------------
                  1997(a)      1998

DURING THE LIFE OF CLASS Y:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                         December 31, 1998                   15.20%
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                        September 30, 1998                  -15.17%
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Standard & Poor's 500 Stock Composite Index, a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

---------------------------------------------------------- ----------- ----------------------
                                                           1 YEAR      LIFE OF CLASS
---------------------------------------------------------- ----------- ----------------------
Bartlett Basic Value Fund Class Y                          3.99%       9.65%(b)
---------------------------------------------------------- ----------- ----------------------
Standard & Poor's 500 Stock Composite Index                28.58%
---------------------------------------------------------- ----------- ----------------------

(a) August 15, 1997 (commencement of sale of Class Y shares) to December 31,
1997.
(b) August 15, 1997 (commencement of sale of Class Y shares) to December 31,
1998.

                      BARTLETT EUROPE FUND CLASS Y SHARES:

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

           60%
                             42.51
           40%

           20%
                  4.9
            0%
           ------------------------
                 1997(a)      1998

DURING THE LIFE OF CLASS Y:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:                         March 31, 1998                      25.71%
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:                        September 30, 1998                  -12.96%
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this index are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.

---------------------------------------------------------- ----------- ----------------------
                                                           1 YEAR      LIFE OF CLASS
---------------------------------------------------------- ----------- ----------------------
Bartlett Europe Fund Class Y                               42.51%      34.07%(b)
---------------------------------------------------------- ----------- ----------------------
MSCI Europe Index                                          28.53%
---------------------------------------------------------- ----------- ----------------------

(a) August 21, 1997 (commencement of sale of Class Y shares) to December 31,
1997.
(b) August 21, 1997 (commencement of sale of Class Y shares) to December 31,
1998.

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than average returns.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                 CLASS Y SHARES

The fees and expenses shown are for the fiscal year ended December 31, 1998 and are calculated as a percentage of average net assets. As of the date of this Prospectus, Class Y shares of Financial Services Fund have not commenced operations.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

-------------------------------------------------------------- ---------------- ---------- ------------ --------------
                                                                                                          Financial
                                                                    Value         Basic    Europe Fund    Services
                                                                International     Value                     Fund
-------------------------------------------------------------- ---------------- ---------- ------------ --------------
Management fees (a)                                            1.25%            0.75%      1.00%        1.00%
Distribution and/or Service (12b-1) fees                       None             None       None         None
Other Expenses                                                 0.36 %           0.19%      0.63%        0.40%
                                                               ------           -----      -----        -----
Total Annual Fund Operating Expenses (a)                       1.61%            0.94%      1.63 %       1.40%
-------------------------------------------------------------- ---------------- ---------- ------------ --------------

(a) Bartlett & Co., as investment adviser, has voluntarily agreed to waive fees so that expenses of Class Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Class Y shares as follows: Value International, 1.55%; Basic Value, 0.90%; Europe Fund, 1.60%; and Financial Services Fund, 1.25%. These voluntary waivers will continue until May 1, 2000 and may be terminated at any time. With these waivers, management fees and total annual fund operating expenses would have been as follows: Value International, 1.11% and 1.47%; Basic Value, 0.63% and 0.82% and Europe Fund, 0.92% and 1.55%. Estimated management fees and total annual fund operating expenses for Financial Services Fund would be 0.85% and 1.25%.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. The funds charge no redemption fees.

-------------------------------- ---------- ----------- ----------- ---------
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------- ---------- ----------- ----------- ---------
Value International              $164       $508        $876        $1,911
Basic Value                      $96        $300        $520        $1,155
Europe Fund                      $166       $514        $887        $1,933
Financial Services Fund          $143       $443        n/a         n/a
-------------------------------- ---------- ----------- ----------- ---------

[icon]  M A N A G E M E N T

Adviser:

Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, including making decisions and placing orders to buy, sell or hold a particular security. The adviser has delegated investment advisory functions for Europe Fund and Financial Services Fund to separate sub-advisers as described below. Bartlett also supervises all aspects of the operations of each fund as administrator.

The adviser provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of the adviser were approximately $[ ] billion as of March 31, 1999. Bartlett is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

For it services during the fiscal year ended December 31, 1998, each fund paid the adviser a fee equal to a percentage of its average daily net assets as follows:

Value International                 1.11%
Basic Value                         0.63%
Europe Fund                         0.92%

Financial Services Fund is obligated to pay the adviser a fee of 1.00% of its average daily net assets, net of any waivers.

Sub-Advisers:

Lombard Odier International Portfolio Management Limited, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard receives a monthly fee from Bartlett equal to 60% of the fee actually paid to Bartlett by the fund (net of any waivers). Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. As of March 31, 1999, Lombard Odier had aggregate assets under management of $[ ]. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

Gray, Seifert & Co., Inc., 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund. For its services, Gray, Seifert receives a monthly fee from Bartlett equal to 60% of the fee actually paid to Bartlett by the fund (net of any waivers). Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. They have not previously advised a mutual fund; however, Gray, Seifert has been the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of March 31, 1999, Gray, Seifert had aggregate assets under management of $[ ]. Gray, Seifert is an indirect wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

Portfolio Management:

VALUE INTERNATIONAL - Madelynn M. Matlock, CFA, is primarily responsible for managing the fund. She is the Director of International Investments for Bartlett. Ms. Matlock joined Bartlett in 1981.

BASIC VALUE - James A. Miller, CFA and Woodrow H. Uible, CFA, are responsible for co-managing the fund. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. He joined Bartlett in 1977. Mr. Uible is a Senior Portfolio Manager and chairs Bartlett's Equity Investment Group. He joined Bartlett in 1980.

EUROPE FUND - Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley is Director and Senior Investment Manager of Lombard Odier. He joined Lombard Odier in 1990. Mr. Lovering is Assistant Director of Lombard Odier. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

FINANCIAL SERVICES FUND - Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert is Chairperson of the Board and a Director of Gray, Seifert. He has been employed with Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert. She has been employed there since 1982.

DISTRIBUTOR OF THE FUNDS' SHARES:

LM Financial Partners, Inc. ("LMFP"), 100 Light Street, Baltimore, Maryland, serves as distributor or principal underwriter of each fund's shares. LMFP is obligated to pay certain expenses in connection with offering shares of each fund, including any compensation to broker/dealers, the printing and distribution of prospectuses, statements of additional information, reports, supplementary sales literature and advertising for prospective investors. The funds pay for the preparation and printing of prospectuses, statements of additional information and reports that are mailed to existing shareholders.

LMFP is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

[icon]  H O W  T O  I N V E S T

Class Y shares are offered for sale only to:
o advisory clients of Bartlett & Co. that are employee benefit or retirement plans, other than IRAs
o retirement plans having net assets of at least $10 million
o purchasers of $5 million or more in shares of any fund
o participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett & Co. and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs.

Investors eligible to purchase Class Y shares may purchase them through a brokerage accounts with Bartlett & Co., LMFP or their affiliates. Investors should complete an account application and return it to:

LMFP Funds Processing                  Applications may be obtained by calling
P.O. Box 1476                                   LMFP at 800-800-3609
Baltimore, Maryland 21203-1476

Shares may also be purchased through a broker/dealer that has an agreement with LMFP. Broker/dealers that do not have dealer agreements with LMFP may offer to place purchase orders for the funds. Investors may be charged a transaction fee by these broker/dealers.

The minimum initial investment is $1,000, including investments by exchange and the minimum for each purchase of additional shares is $100.

Once an account is opened, investors may purchase shares of the funds directly through LMFP. LMFP will also accept purchases via bank wire. Such purchases will be effected at the net asset value next determined, after the bank wire is received. Your bank may charge a service fee for wiring money to the funds.

Purchase orders received by LMFP or your broker/dealer and transmitted to the funds' transfer agent before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time), will be processed at that day's closing net asset value. Orders received and transmitted to the transfer agent after the close of the exchange will be processed at the closing net asset value on the next day.

Programs Applicable to Class Y:

For further information regarding these programs, please contact LMFP or your broker/dealer.

------------------------------------------------------------ ---------------------------------------------------------
                SYSTEMATIC INVESTMENT PLAN                                    AUTOMATIC INVESTMENTS
------------------------------------------------------------ ---------------------------------------------------------
Shares of a fund may be purchased through the Systematic     Arrangements may be made with some employers and
Investment Plan by authorizing the transfer agent to         financial institutions, such as banks or credit unions,
transfer $50 or more each month from your checking account   for regular automatic monthly investments of $50 or
                                                             more in a fund.

                                                             Dividends from certain unit investment trusts may also
                                                             be invested automatically in a fund.
------------------------------------------------------------ ---------------------------------------------------------

Purchases and Redemptions Through Institutions:

Certain institutions having an agreement with LMFP or the funds may accept purchase and redemption orders. A fund will be deemed to have received your purchase or redemption order when that institution accepts the order. Your order will be processed at the next price calculated after the order has been accepted by the institution. Investors should consult with their institution regarding the time by which they must receive your order to get that day's price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

Any of the following methods may be used to sell your Class Y shares:

--------------------- ----------------------------------------------------------
TELEPHONE             Call LMFP at 800-800-3609 or your broker/dealer and
                      request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                      Wire requests will be subject to a fee of $18. Be sure that LMFP or your broker/dealer has your bank account information on file.

                      The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

MAIL Send a letter to LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or to your broker/dealer requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification unless the proceeds are to be sent directly to the address of record as maintained by the transfer agent. You may obtain a signature guarantee from most banks or securities dealers.
--------------------- ----------------------------------------------------------

Redemption requests received by the transfer agent before the close of the exchange will be effected at that day's closing net asset value.

Your order will be processed promptly and the proceeds normally will settle in your LMFP brokerage account within two business days. Proceeds may also be paid by check or, if offered by your broker/dealer, credited to your brokerage account there. If shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Broker/dealers may charge a service fee for handling redemption transactions placed through them.
Investors should contact their broker/dealer for further information.

Redemptions of shares that were recently purchased by check may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

[icon] A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per share is determined daily, as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's share price, the fund's Class Y assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Class Y shares outstanding.

Each fund's listed securities are valued using the last sale price as of the close of the exchange. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Where no readily available market quotations exist, securities are valued at fair value as determined under the guidance of the Board of Trustees. Fund shares will not be priced on the days on which the exchange is closed for trading.

Foreign securities denominated in a foreign currency are converted into U.S. dollars using current exchange rates. Trading of foreign securities may not take place on every day the exchange is open and may take place in various foreign markets on Saturdays or on other days when the exchange is not open. As a result, the net asset value of a fund's shares may change on days when investors will not be able to purchase or redeem their fund shares.

Events affecting the value of foreign securities that occur after the close of the exchange but before a fund's net asset value is calculated will not be reflected in that day's net asset value unless a determination is made that the event would materially affect the fund's net asset value. In such a case, the adviser/sub-adviser may adjust the fund's net asset value, subject to review by the Board of Trustees.

Fixed income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost.

Other:

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time
o change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact LMFP or your broker/dealer.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

Confirmations will be sent to you after each transaction (except a reinvestment of dividends, capital gains distributions and purchases through the Systematic Investment Plan or through automatic investments.

LMFP or your broker/dealer will send you account statements monthly unless there has been no activity in the account, in which case you will receive a statement quarterly. You will also receive a statement quarterly if you participate in the Systematic Investment Plan or if you purchase shares through automatic investments.

SYSTEMATIC WITHDRAWAL PLAN:
If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

EXCHANGE PRIVILEGE:
Fund shares may be exchanged for the corresponding class of shares of any of the other Bartlett funds or the Legg Mason Cash Reserve Trust (a money market fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year
o terminate or modify the exchange privilege after 60 days' notice to shareholders

[icon] D I V I D E N D S  A N D  T A X E S

Value International and Basic Value each declares and pays dividends from net investment income on a quarterly basis and dividends from any net short-term capital gains annually. Europe Fund and Financial Services Fund each declares and pays all dividends on an annual basis.

Each fund distributes substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and distributions will be automatically reinvested in the same class of shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify the fund at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in the same class of shares of another fund.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 800-800-3609. As of the date of this prospectus, Class Y shares of Financial Services Fund has not commenced operations.

                                                    CLASS Y SHARES:
                 ----------------------------------------- ---------------------------------------------------
                          Income from Investment                             Distributions
                                Operations
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
For the      Net         Net          Net           Total        From net    From net     Total         Net
years        asset       investment   realized &    from         investment  realized     distributions asset
ended Dec.   value,      income       unrealized    investment   income      gains                      value,
31,          beginning                gain (loss)   operations                                          end of
             of year                  on                                                                year
                                      investments
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Value International Fund:
--------------------------------- -- ------------ -------------- ----------- ----------- ------------- --
1998             $12.33  $(0.37) (b)         $0.04      $(0.33)     $(0.16)      $(0.38)       $(0.54)    $11.46
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (a)          15.27   (0.11) (b)        (1.21)       (1.32)      (0.24)       (1.38)        (1.62)     12.33
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Basic Value Fund:
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1998              18.87     0.25 (c)          0.47         0.72      (0.13)       (1.15)        (1.28)     18.31
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (a)          21.92     0.18 (c)          1.94         2.12       (.23)       (4.94)        (5.17)     18.87
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
Europe Fund:
--------------------------------- -- ------------ -------------- ----------- ----------- ------------- --
1998              21.01     0.22 (d)          8.37         8.59       (.51)       (4.31)        (4.82)     24.78
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------
1997 (e)          25.61    (.04) (d)          1.27         1.23          --       (5.83)        (5.83)     21.01
------------ ----------- ------------ ------------- ------------ ----------- ------------ ------------- ---------

         Ratios/Supplemental Data:
        -------------- -------------------------- ----------------------------- ------------------ -----------------
        Total Return           Expenses                 Net Investment             Portfolio        Net Assets,
           (%) (f)     to Average Net Assets (%)         Income (Loss)            Turnover Rate      End of Year
                                                   to Average Net Assets (%)           (%)          (thousands - $)
---------------------------- -- -------------------------- ----------------------------- -----------------
Value International Fund:
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1998                (2.65)                   1.47 (b)                        .61 (b)                27             5,410
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (a)            (8.38)                 1.44 (b,g)                    (.75) (b,g)            44 (g)            13,084
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Basic Value Fund:
---------------------------- -- -------------------------- ----------------------------- -----------------
1998                  3.99                    .82 (c)                       1.31 (c)                28             2,396
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (a)             10.97                 .86 (c, g)                    1.51 (c, g)            42 (g)             2,387
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
Europe Fund:
---------------------------- -- -------------------------- ----------------------------- -----------------
1998                 42.5                    1.55 (d)                        1.31(d)               103               247
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------
1997 (e)           4.9 (h)                1.31 (d, g)                   (.60) (d, g)               123             8,025
--------------- ----------- -------------------------- ------------------------------ ----------------- -----------------

-------------------
A    August 15, 1997 (commencement of sale of Class Y) to December 31, 1997.
B Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been: 1998, 1.61% and 1997, 1.59%.
C Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been: 1998, 0.94% and 1997, 0.96%.
D Net of fees waived pursuant to a voluntary expense limitation of 1.50 until April 30, 1998 and 1.60% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been:
     1998, 1.63% and 1997, 1.49%.
E    August 21, 1997 (commencement of sale of Class Y) to December 31, 1997.
F    Not annualized
G    Annualized
H Prior to July 21, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.

BARTLETT CAPITAL TRUST

The following additional information about the funds is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:
o   call toll-free 800-800-3609
o   visit us on the Internet via http://www.leggmason.com
o   write to us at:   Bartlett Mutual Funds
                      c/o LMFP
                      100 Light Street, P.O. Box 1476
                      Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.

BAR-002                                                SEC file number 811-03613

                             BARTLETT CAPITAL TRUST:


                        Bartlett Value International Fund
                            Bartlett Basic Value Fund
                              Bartlett Europe Fund
                        Bartlett Financial Services Fund

                       STATEMENT OF ADDITIONAL INFORMATION



                                   May 1, 1999





     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses for Bartlett Capital Trust dated May 1, 1999, which have been filed with the Securities and Exchange Commission ("SEC"). Class A and Class C shares of the Funds are offered through one Prospectus; the Funds' Class Y shares are offered through a separate Prospectus. The funds' annual report is incorporated by reference into this Statement of Additional Information. A copy of either the Prospectuses or the annual report can be obtained without charge by writing to or calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, toll-free at (800) 800-3609.


                           LM FINANCIAL PARTNERS, INC.
                                100 Light Street
                            Baltimore, Maryland 21202
                                 (800) 822-5544


                                 BARTLETT & CO.
                              36 East Fourth Street
                             Cincinnati, Ohio 45202

                                TABLE OF CONTENTS
---------------------------------------------------------------- ---------
                                                                    PAGE
---------------------------------------------------------------- ---------

Description of the Funds
---------------------------------------------------------------- ---------
Fund Policies
---------------------------------------------------------------- ---------
Investment Strategies and Risks
---------------------------------------------------------------- ---------
Management of the Funds
---------------------------------------------------------------- ---------
Investment Adviser/Sub-Advisers
---------------------------------------------------------------- ---------
The Funds' Distributor
---------------------------------------------------------------- ---------
Portfolio Transactions and Brokerage
---------------------------------------------------------------- ---------
Determination of Share Price
---------------------------------------------------------------- ---------
Additional Purchase and Redemption Information
---------------------------------------------------------------- ---------
Additional Tax Information
---------------------------------------------------------------- ---------
Tax-Deferred Retirement Plans
---------------------------------------------------------------- ---------
Investment Performance
---------------------------------------------------------------- ---------
Description of the Trust
---------------------------------------------------------------- ---------
The Funds' Custodian and Transfer and Dividend-Disbursing Agent
---------------------------------------------------------------- ---------
The Trust's Legal Counsel
---------------------------------------------------------------- ---------
The Trust's Independent Accountants
---------------------------------------------------------------- ---------
Financial Statements
---------------------------------------------------------------- ---------

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a fund or its distributor. The Prospectuses and this Statement of Additional Information do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                            DESCRIPTION OF THE FUNDS


         Bartlett Capital Trust ("Trust"), a diversified open-end investment company, was organized as a Massachusetts business trust on October 31, 1982. The Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund and Bartlett Financial Services Fund are separate series of Bartlett Capital Trust.

                                  FUND POLICIES


         Except as indicated, the investment limitations described below have been adopted by the Trust with respect to each Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).


       Value International, under normal circumstances, invests at least 65% of its total assets in equity securities of non-U.S. issuers. Europe Fund, under normal circumstances, invests at least 65% of its total assets in equity securities of European issuers that the sub-adviser believes are undervalued and thus may offer above-average potential for capital appreciation. Financial Services Fund, under normal circumstances, invests at least 65% of its total assets in equity securities of issuers in the financial services industry that the sub-adviser believes are undervalued and thus may offer above-average potential for capital appreciation.


         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the "Borrowing Money" limitation. A Fund may borrow money consistent with this limitation and with the applicable provisions of the Investment Company Act of 1940, as amended ("1940 Act").

         Notwithstanding any of the following limitations, any investment company (or series thereof), whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust (or any Fund), provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said limitations, the Trust (or applicable Fund) shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed as of the date of consummation.

         For purposes of the diversification requirements described below, a Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by a Fund in CMOs that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies. Europe Fund's policy regarding loans does not prohibit the Fund from loaning portfolio securities.


         The investment objectives of Value International, Basic Value and Financial Services Fund are non-fundamental. The investment objective of Europe Fund is fundamental and may only be changed with shareholder approval.


         FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUNDS

    1. BORROWING MONEY. A Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude Basic Value from entering into reverse repurchase transactions and dollar rolls, provided that it has an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions and dollar rolls. Value International will not borrow money in excess of one-third of the Fund's total assets at the time when the borrowing is made. Europe Fund will not borrow money in excess of 15% of the total value of its assets (including the amount borrowed) less its liabilities

(not including its borrowings), and will not purchase securities at any time when borrowings exceed 5% of its total assets.

    2. PLEDGING; SENIOR SECURITIES. Basic Value and Value International will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.) Europe Fund may not issue senior securities except to evidence borrowings permitted by limitation
(1) above.

    3. UNDERWRITING. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

    4. REAL ESTATE. A Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or (except for Value International) investing directly in mortgages.

    5. COMMODITIES. A Fund will not purchase, hold or deal in commodities or commodities futures contracts except as described in the Prospectuses and this Statement of Additional Information. This does not preclude Value International or Europe Fund from investing in futures contracts, put and call options on foreign currencies or forward currency exchange contracts.

    6. LOANS. Basic Value, Financial Services Fund and Value International will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, or (except for Value International) (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities. Europe Fund may not lend money to other persons except through the use of publicly distributed debt obligations and the entering into of repurchase agreements consistent with its investment policies.

    7. MARGIN PURCHASES. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign currency exchange contracts).

    8. CONCENTRATION. Basic Value, Value International and Europe Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Financial Services Fund will invest more than 25% of its total assets in securities of companies comprising the financial services industry.

    9. DIVERSIFICATION. Basic Value, Financial Services Fund and Value International will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. Europe Fund will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the Fund's total assets (i) more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would own more than 10% of the voting securities of any single issuer.

         ADDITIONAL FUNDAMENTAL LIMITATIONS APPLICABLE TO EUROPE FUND

    1. SHORT SALES. Europe Fund may not make short sales of securities or maintain a short position in any security.

    2. RESTRICTED SECURITIES. Europe Fund will not purchase securities for which there are legal restrictions on resale and other securities that are not readily marketable if as a result of such purchase more than 15% of the value of the Fund's net assets would be invested in such securities, provided that securities that are not subject to restrictions on resale in the country in which they are principally traded are not considered subject to this restriction.

    3. OIL AND GAS PROGRAMS. Europe Fund may not invest in oil, gas, mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs.

    4. "UNSEASONED" COMPANIES. Europe Fund may not purchase any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.

    5. WARRANTS. Europe Fund may not invest more than 5% of its net assets in warrants issued by U.S. entities, provided that no more than 2% of its net assets will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; except that these limitations are not applicable to warrants issued by non-U.S. issuers.

         STATEMENT OF INTENTION BY EUROPE FUND

    Europe Fund will monitor the level of illiquid securities in its portfolio and may determine at times to sell certain securities to maintain adequate liquidity.

         ADDITIONAL FUNDAMENTAL LIMITATIONS APPLICABLE TO BASIC VALUE

    1. SHORT SALES. Basic Value will not effect short sales of securities except as described in the Prospectuses and this Statement of Additional Information.

    2. OPTIONS. Basic Value will not purchase or sell puts, calls, options or straddles except as described in the Prospectuses and this Statement of Additional Information.

    3. OTHER INVESTMENT COMPANIES. Basic Value will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company.

    4. OIL AND GAS PROGRAMS. Basic Value will not purchase, hold or deal in oil, gas or other mineral explorative or development programs.

    5. ILLIQUID INVESTMENTS. Basic Value will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         NON-FUNDAMENTAL LIMITATION APPLICABLE TO BASIC VALUE

         SENIOR SECURITIES. Basic Value may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         ADDITIONAL FUNDAMENTAL LIMITATION ON VALUE INTERNATIONAL

         SENIOR SECURITIES. Value International may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         STATEMENT OF INTENTION BY VALUE INTERNATIONAL

         It is the intention of Value International (which may be changed by the Trustees without shareholder approval) that it will not invest in mortgage-related securities and will limit its borrowings to an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.


                         INVESTMENT STRATEGIES AND RISKS


         This section supplements the information in the Prospectuses concerning the investments the Funds may make and the techniques they may use. Each fund, unless otherwise stated, may employ several investment strategies, including, but not limited to:

ILLIQUID SECURITIES

         The portfolio of each fund may contain illiquid securities. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. Illiquid securities generally include securities which cannot be sold promptly without taking a reduced price.

         The following securities are considered generally to be illiquid (although if they are liquid they will be treated as such): repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped collateralized mortgage obligations ("CMOs", CMOs for which there is no established market, direct investments in mortgages and restricted securities.

         The limitation on a fund's net assets that may be invested in illiquid securities is a follows:

Basic Value and Value International         10%
Europe Fund and Financial Services          15%

RESTRICTED SECURITIES

         Each fund may invest in restricted securities, which are subject to legal or contractual restrictions. Restricted securities may be sold only: in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A. If registration is required, a fund may be obligated to pay all or a part of the registration expense. A considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. The fund may obtain a less favorable price if adverse market conditions were to develop during this period.

         Basic Value and Value International do not intend to invest more than 5% of their net assets in restricted securities.

OPTION TRANSACTIONS (FOR VALUE INTERNATIONAL, BASIC VALUE AND EUROPE FUND ONLY)

         Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities, debt securities, futures contracts and stock indexes. The purchaser of an option on an equity security, debt security or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on equity securities, debt securities or options on futures contracts which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or futures contracts in the case of a call option and that the Fund will segregate with the Trust's custodian, State Street Bank and Trust Company ("State Street" or "Custodian"), high grade liquid debt securities sufficient to purchase the underlying security or futures contracts in the case of a put option. Each Fund will also segregate and maintain with its Custodian liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit high grade liquid debt securities in escrow with its Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a secured put option, it will assume the risk that the price of the underlying security will fall below the exercise price, in which case the Fund may be required to purchase the security at a higher price than the market price of the security. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written.

         Each Fund may engage in option transactions involving foreign currencies, foreign stock indexes or futures contracts. A foreign currency option or an option on a futures contract involves either the right or the obligation to buy or sell a specific currency or futures contract at a specific price until the expiration date of the option. A foreign stock index option involves either the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option until the expiration date of the option. The purchaser of an option on a foreign currency or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying currency or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.

         Options on foreign currencies and futures contracts which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying currency or futures contract in the case of a call option and that the Fund will segregate with its Custodian liquid assets sufficient to purchase the underlying currency or futures contract in the case of a put option. Each Fund will also segregate and maintain with its Custodian high grade liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying currency, futures contract or U.S. government obligations, or to deposit high grade liquid assets in escrow with its Custodian.


         There is no restriction on the percentage of a fund's total assets which may be committed to transactions in options (except options on futures contracts). However, the SEC considers over-the-counter options to be illiquid. Therefore, a fund will not engage in an over-the-counter option transaction if such transaction would cause the value of such options purchased by the fund and the assets used to cover such options written by the fund, together with the value of other illiquid securities to exceed 10% (15% for Europe Fund) of its net assets.


HEDGING TRANSACTIONS (FOR VALUE INTERNATIONAL, BASIC VALUE AND EUROPE FUND ONLY)

         (1)     U. S. Securities

         Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against an anticipated rise in interest rates that might cause the value of a Fund's portfolio securities to decline, the Fund might sell interest rate futures contracts. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when a Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

         There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on Bartlett and/or Lombard Odier's ability to predict the future direction of stock prices or interest rates and incorrect predictions Bartlett and/or Lombard Odier may have an adverse effect on a Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks. Bartlett is registered as a commodity trading advisor with the Commodity Futures Trading Commission ("CFTC"), is a member of the National Futures Association and has prior experience in the use of options, futures contracts and options on futures contracts.

         The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities or currency at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or (b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities or currency underlying the contract may be government or corporate bonds (an interest rate futures contract), foreign currency (a foreign currency futures contract), or a group of stocks such as a popular market index (a stock index futures contract). Interest rate futures contracts are currently available in standardized amounts on government obligations (such as U.S. Treasury bills, notes and bonds), Government National Mortgage Association ("GNMA") certificates, corporate bonds, domestic certificates of deposit and Eurodollar certificates of deposit. It is expected that other financial instruments will at later dates be subject to other futures contracts. As new futures contracts are developed and offered to investors, Bartlett and/or Lombard Odier will, consistent with each Fund's investment objectives and policies, consider making investments in such new futures contracts. Ordinarily a Fund will enter into interest rate futures contracts to hedge its investments in fixed income securities such as preferred stocks and money market obligations, stock index futures contracts to hedge its investments in common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

         Futures contracts are traded on exchanges licensed and regulated by the CFTC. Interest rate futures contracts are principally traded on the Chicago Board of Trade and International Monetary Market.

Stock index futures contracts are principally traded on the New York Futures Exchange, Chicago Mercantile Exchange, Kansas City Board of Trade, New York Stock Exchange and Chicago Board of Trade. Each Fund will be subject to any limitations imposed by these boards of trades and exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that a Fund will be able to close out a particular futures contract.

         (2) International Securities

         In general, the strategies and risks associated with hedging portfolio investments in international securities are similar to those involved in hedging U.S. securities, but have some differences.

         Each Fund may hedge the international securities in its portfolio by engaging in futures contracts transactions involving foreign currencies or stock indexes. A foreign currency futures contract is a binding contractual commitment which involves either the delivery and payment for a specified period in the future. A foreign stock index futures contract involves either the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. Ordinarily a Fund would enter into foreign stock index futures contracts to hedge its investments in foreign common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

         There is no assurance that the objective of any hedging strategy used by a Fund will be achieved, since the success of the strategy will depend on Bartlett's and/or Lombard Odier's ability to predict the future direction of the relevant currency, stock index or futures contract and incorrect predictions by Bartlett and/or Lombard Odier may have an adverse effect on the Fund. The forecasting of currency market movement is extremely difficult and whether a hedging strategy involving foreign currency transactions will be successful is highly uncertain. In addition, it should be noted that the skills and techniques necessary to predict movements in a stock index are different from those needed to predict price changes in individual stocks.

         Futures contracts are traded on exchanges licensed and regulated by the CFTC and analogous foreign regulatory agencies. Each Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although foreign currency futures contracts call for actual delivery or acceptance of the currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that a Fund will be able to close out a particular futures contract or that a liquid secondary market will exist for any particular futures contract at any specific time.

         Futures contracts transactions entail some risks. For example, it is possible that the futures contracts selected by a Fund will not follow the price movement of the underlying currency or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular futures contract at any specific time.

         (3) Risks of Hedging Strategies

         A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option on a futures contract may be lost if a Fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by a Fund will not follow the price movement of the underlying securities, currencies or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

         Each Fund will incur transactional costs in connection with the hedging program. When a Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked-to-market and gains and losses are settled on a daily basis, a Fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

         The Trust has filed a supplemental notice of eligibility with the CFTC to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures contracts and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options on futures contracts no more than 5% of the fair market value of its total assets.


         No fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, no fund may enter into transactions involving futures contracts and related option if such transactions would result in more than 5% of the fair market value of the fund's assets being deposited as initial margin for such transactions.

FORWARD CONTRACTS

         A fund may wish to lock in the U.S. dollar value of a transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. To do this, a fund may enter into a forward contract. Which involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of that fund's portfolio securities denominated in such foreign currency. This is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

         The funds may also employ forward contracts to hedge against an increase in the value of the currency in which the securities a fund intends to buy are denominated. A fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions. No fund will engage n foreign currency transactions for speculative purposes.

REPURCHASE AGREEMENTS

         Each fund may enter into repurchase agreements. In a repurchase agreement transaction, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price and date. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying security and losses.

         Europe Fund may enter into repurchase agreements with respect to securities issued by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, no more than 25% of Europe Fund's total assets will be invested in repurchase agreements at any time.

FORWARD COMMITMENTS, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         Basic Value and Value International may purchase or sell securities on a "forward commitment" basis, including purchases on a "when-issued" basis, a "when, as and if issued" basis and a "to be announced" basis. Each of these Funds may invest no more than 5% of its net assets in forward commitments. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "when, as and if issued" transaction, the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. In a "to be announced" transaction, a Fund has committed to purchase or sell securities for which all specific information is not yet known at the time of the trade, particularly the face amount in GNMA securities transactions.

         The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. Forward commitment securities may be sold prior to the settlement date, but a Fund will enter into forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. Any significant commitment of a Fund's assets to the purchase of securities on a forward commitment basis may increase the possibility that its net asset value will fluctuate. In addition, if a Fund chooses to dispose of the right to receive or deliver a forward commitment security prior to the settlement date, it may incur a gain or loss. Purchases of forward commitment securities also involve a risk of loss if the value of the securities declines prior to the settlement date or if the seller fails to deliver after the value of the securities has risen.

         A Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligations. With respect to forward commitments to sell securities, a Fund will direct State Street to place the securities in a separate account. A Fund will direct State Street to segregate such assets for "when, as and if issued" commitments only when it determines that issuance of the security is probable.

         Basic Value may enter into reverse repurchase agreements but may invest no more than 5% of its net assets in such transactions. Reverse repurchase agreements involve sales of portfolio securities by a Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

         In connection with each reverse repurchase agreement, the Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.

         Basic Value also may enter in dollar roll transactions with certain broker/dealers and banks but may invest no more than 5% of its net assets in such transactions. For all purposes (including borrowing restrictions) the Fund treats dollar roll transactions as reverse repurchase agreements. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities combined with a commitment to purchase similar (although not identical) securities at a future date at the same price. The Fund would receive a fee for entering into the commitment to purchase. The principal risk of dollar roll transactions is that if the broker/dealer or bank to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase similar securities may be restricted. Similarly, the value of the securities may change adversely over the term of the dollar roll transaction and the securities that the Fund is required to repurchase may be worth less than the securities originally held by the Fund. Finally, the return earned by the Fund with the proceeds of a dollar roll transaction may not exceed transaction costs.

         When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of a Fund until Bartlett determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

         Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.


SHORT SALES (FOR BASIC VALUE ONLY)


         Basic Value may sell a security short in anticipation of a decline in the market value of the security. The Fund may invest no more than 5% of its net assets in short sales. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with State Street of cash or high grade liquid debt assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is fundamental, although the particular practices followed with respect to short sales, such as the percentage of the Fund's assets which may be deposited as collateral or allocated to the segregated account, are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

         When Basic Value borrows a security in connection with a short sale, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. The proceeds of the short sale will be retained by the lender or its broker, to the extent necessary to meet margin requirements, until the short position is closed out by delivery of the underlying security.


SHORT SALES AGAINST THE BOX (FOR BASIC VALUE AND VALUE INTERNATIONAL ONLY)


         Basic Value and Value International may make short sales "against the box." Short sales "against the box" are transactions, similar to those described above, in which a security identical to one owned by a Fund is borrowed and sold short. Neither Fund may invest more than 5% of its net assets in short sales "against the box."

EMERGING MARKET SECURITIES

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

        To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund. In such a case, a Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other government entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

SECURITIES IN THE FINANCIAL SERVICES INDUSTRY (FOR FINANCIAL SERVICES ONLY)


         Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, financial conglomerates and foreign banking and financial services companies.

         The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations in the U.S. have included insurance, finance, banking and/or securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are being studied actively by Congress. The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks.

         Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

         Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

         Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

         Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject tot he regulatory environment and changes in regulations, pricing pressure and the availability of funds to borrowing and interest rate levels.


ADRs and EDRs

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar securities convertible into securities of foreign companies provide a means for investing directly in foreign equity securities. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Each Fund may invest in ADRs and EDRs.




CORPORATE DEBT SECURITIES

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Any Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

         U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

         Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government for purposes of securities laws. The Funds will consider all interest-only or principal-only fixed income securities as illiquid.

MUNICIPAL OBLIGATIONS

         Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Each Fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The two principal classifications of municipal obligations are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

ZERO COUPON AND PAY-IN-KIND BONDS

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A Fund may invest no more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds, respectively. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a Fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, such a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-RELATED SECURITIES

         Each Fund may invest no more than 5% of its net assets in mortgage-related securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, Bartlett and/or Lombard Odier determines that the securities are appropriate investments for the Fund.

         Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each Fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

         Each Fund's adviser and/or sub-adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the adviser and/or the respective sub-adviser will, consistent with a Fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to that Fund investing in such securities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. No Fund will purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the adviser and/or the respective sub-adviser deems to be illiquid pursuant to criteria established by the Board of Trustees if, as a result, more than 10% (15% for Europe Fund) of the value of the Fund's net assets would be invested in such illiquid securities and investments. Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

DIRECT INVESTMENT IN MORTGAGES

         Mortgage-related securities include investments made directly in mortgages secured by real estate. When a Fund makes a direct investment in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Each Fund will invest in such mortgages only if the adviser and/or the respective sub-adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the Fund.

LOAN PARTICIPATION INTERESTS (FOR BASIC VALUE AND VALUE INTERNATIONAL ONLY)


         Basic Value and Value International may each invest no more than 5% of its net assets in loan participation interests. Loan participation interests are interests in debt obligations (such as corporate loans) that are owned by banks or other financial institutions. Loan participation interests are subject to the credit risks generally associated with the corporate borrower; however, certain loan participation interests may be backed by irrevocable letters of credit or a guarantee of the bank or financial institution. Certain loan participation interests may carry demand features that permit a Fund to sell the obligations back to the financial intermediaries for the full amount of the Fund's interest in the debt obligation plus accrued interest upon short notice at any time or prior to specific dates. In the event of a default by the corporate borrower, a Fund may be required to assert its rights through the financial intermediary which may subject the Fund to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the bank or financial institution (rather than of the corporate borrower), so that the Fund may also be subject to the risk that the financial intermediary may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the financial intermediary. Loan participation interests which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid and a Fund's investment in such interests would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.


ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES (FOR BASIC VALUE AND VALUE INTERNATIONAL ONLY)


         Basic Value and Value International are permitted to invest in asset-backed and receivable-backed securities. Each of these Funds may invest no more than 5% of its net assets in asset-backed securities and receivable-backed securities, respectively. Several types of asset-backed and receivable-backed securities are available to investors, including CARs(SM) (Certificates for Automobile Receivables(SM)) and interests in pools of credit card receivables. CARs(SM) represent a pool (the "Pool") of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed through monthly to certificate holders. Such payments may be guaranteed up to certain amounts for a certain time period by a letter of credit issued by a financial institution unaffiliated with the Pool. Early prepayment of principal on the underlying vehicle sales contracts may reduce the overall return to an investor. If the letter of credit is exhausted and if the full amount of the underlying sales contracts is not repaid, certificate holders may experience losses on CARs(SM) or delays in payment. Certificates representing pools of credit card receivables have characteristics similar to CARs(SM), however, the underlying receivables are not secured.

         Consistent with each Fund's investment objective and subject to the review and approval of the Board of Trustees, Basic Value and Value International also may invest in other types of asset-backed and receivable-backed securities. The Prospectuses will be amended with any necessary additional disclosure prior to either Fund investing in such securities.

FLOATING AND VARIABLE RATE OBLIGATIONS

         Fixed income securities may be offered in the form of floating and variable rate obligations. Each Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

         A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. A Fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe Fund) of the value of its net assets in illiquid investments.


STRUCTURED SECURITIES (FOR BASIC VALUE ONLY)


         Basic Value may invest no more than 5% of its net assets in structured securities which are derived from securities that are issued by U.S. government agencies and are denominated in U.S. dollars. These short maturity notes differ from traditional government agency securities in that the return (principal and/or interest) is linked to the performance of a diversified array of financial indices.

         An investment in structured securities entails risks not associated with investments in conventional debt securities. However, the Fund uses these securities only as a hedge or to protect its portfolio against rising interest rates. Structured securities are privately issued securities, although they are traded in the secondary market. The secondary market for such securities is affected by factors independent of the creditworthiness of the issuer and the value of the index, such as the volatility of the index, time remaining to maturity and the amount of such securities outstanding.


LOANS OF PORTFOLIO SECURITIES

         Each fund may make short- and long-term loans of their portfolio securities. Under an authorized lending policy, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities.

         The funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. There is a risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral.

         No loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of a fund's total assets.

INVESTMENT COMPANIES

         Each fund is permitted to invest in other investment companies. A fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company.

         If a fund acquires securities of another investment company, you may be subject to duplicative management fees.

         Value International and Europe Fund each may invest in any closed-end investment company that holds foreign equity securities in its portfolio. For Value International, investments in the shares of closed-end investment companies that invest primarily in the equity securities of non-U.S. issuers will be included in the 65% of total assets that Value International normally would expect to invest in such issuers. Likewise, investments by Europe Fund in shares of closed-end investment companies that invest primarily in equity securities of European issuers will be included in the 65% of total assets that Europe Fund normally would expect to invest in European issuers.

BOND RATINGS

         Each Fund may invest in debt obligations (such as corporate debt securities and municipal obligations) in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated.

         Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") (commonly known as "junk bonds"), are below investment grade and have speculative characteristics, and those in the lowest rating categories are extremely speculative and may be in default with respect to payment of principal and interest. Each Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

         Lower ratings reflect a greater possibility that an adverse change in financial condition will affect the ability of the issuer to make payments of principal and interest than is the case with higher grade securities. In addition, lower-rated securities will also be affected by the market's perceptions of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for securities with higher ratings. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their face value to meet redemption requests or to respond to changes in the market.

         Although the above risks apply to all lower-rated securities, the investment risk increases when the rating of the security is below investment grade. The lowest-rated securities (D by S&P and C by Moody's) are regarded as having extremely poor prospects of ever attaining any real investment standing and, in fact, may be in default of payment of interest or repayment of principal. To the extent a Fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on Bartlett's and/or Lombard Odier's own credit analysis than in the case of a Fund investing in higher-rated securities.

         Each Fund may invest in securities which are in lower rating categories or are unrated if Bartlett and/or the respective sub-adviser determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk. Bartlett and/or the respective sub-adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for a Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While Bartlett and/or each sub-adviser may refer to ratings, they do not rely exclusively on ratings, but make their own independent and ongoing review of credit quality.

STANDARD & POOR'S BOND RATINGS

    AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

    A. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    BB. Debt rated BB generally has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

    CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

    CC. Debt rated CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

    C. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI. The rating CI is reserved for income bonds on which no interest is being paid.

    D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

    Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa. Bonds rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba. Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad economic times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C. Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from As through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TURNOVER


         Value International, Basic Value, Europe Fund and Financial Services Fund each anticipates that in the future its portfolio turnover rate will not exceed 100%, 100%, 115% and 100%, respectively. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of short-term capital gains realized by a Fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategies. It is expected that the portfolio turnover for Financial Services Fund will be low to moderate.


                             MANAGEMENT OF THE FUNDS

         The Trust's officers are responsible for the operation of the Trust under the direction of the Board of Trustees. The officers and trustees, their dates of birth and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those trustees who are "interested persons" of the Trust as defined by the 1940 Act.

    NAME, DATE OF BIRTH AND ADDRESS        POSITION WITH THE TRUST                  PRINCIPAL OCCUPATION
    -------------------------------        -----------------------                  --------------------
Lorrence T. Kellar                       Chairman of the Board         Vice President - Real Estate for Kmart
8/10/37                                  and Trustee                   Corporation, (a general merchandise retailer)
36 East Fourth Street                                                  since May 1996; formerly: Group Vice President
Cincinnati, Ohio  45202                                                of Finance and Real Estate at the Kroger Co. (a
                                                                       food retailer); Director of BT Office Products
                                                                       International, Inc. and Director of Multi-Color
                                                                       Corporation (a producer of printed labels)

William P. Sheehan                       Trustee                       Member of the State of Ohio Employment
2/16/27                                                                Relations Board
36 East Fourth Street
Cincinnati, Ohio  45202

Prinz Wolfgang E. Ysenburg               Trustee                       Director of Holland Fund (Dutch investment
6/20/36                                                                company); Director of Beteilingungsgesellschaft
36 East Fourth Street                                                  (German investment company); Director of
Cincinnati, Ohio  45202                                                Profirent Investment Fund


A. John W. Campbell                      Trustee                       Director of Campbell Lutyens & Co. Ltd (UK
2/18/47                                                                investment banking firm); Director of Beradin
36 East Fourth Street                                                  Holdings PLC (agricultural holding company)
Cincinnati, Ohio  45202

Henri Deegenaar                          Trustee                       Independent Consultant; Investment Adviser to
10/7/35                                                                Saint Honore Marche Emergents (French
36 East Fourth Street                                                  investment company); Director of Guilbert SA
Cincinnati, Ohio  45202                                                (office supplies distribution company) and
                                                                       OFREX (office supplies distribution company)

Ian F. H. Grant                          Trustee                       Managing Director of Glenmoriston Estates Ltd.
6/3/39                                                                 (Scottish holding company); Chairman of Pacific
36 East Fourth Street                                                  Assets Trust PLC (UK investment company);
Cincinnati, Ohio  45202                                                Director of Royal Bank of Scotland PLC, Royal
                                                                       Bank of Scotland Group PLC, Banco Santander SA,
                                                                       and a number of publicly owned comapnies in
                                                                       Europe and the Far East

Edmund J. Cashman, Jr.*                  Trustee                       Senior Executive Vice President and Director of
8/31/36                                                                Legg Mason Wood Walker, Inc.; President/Vice
100 Light Street                                                       Chairman/ Director/Trustee of various Legg
Baltimore, MD  21202                                                   Mason funds; Director of E.A. Engineering
                                                                       Science and Technology, Inc. (a
                                                                       multidisciplinary environmental services
                                                                       company)

                                                          23

Edward A. Taber, III *                   President and Trustee         Senior Executive Vice President of Legg Mason,
8/25/43                                                                Inc. and Legg Mason Wood Walker, Inc.; Vice
100 Light Street                                                       Chairman and Director of Legg Mason Fund
Baltimore, MD  21202                                                   Adviser, Inc.; President and/or
                                                                       Director/Trustee of various Legg Mason funds

    The executive officers of the Trust, other than those who also serve as trustee, are:

    NAME, DATE OF BIRTH AND ADDRESS        POSITION WITH THE TRUST                  PRINCIPAL OCCUPATION

Kathi D. Bair                            Secretary                     Secretary and/or Assistant Treasurer of other
12/15/64                                                               registered investment companies for which Legg
100 Light Street                                                       Mason Fund Adviser, Inc. is investment adviser
Baltimore, MD  21202                                                   or manager

Marie K. Karpinski, CPA                  Vice President                Treasurer of Legg Mason Fund Adviser, Inc.,
1/1/49                                   and Treasurer                 Vice President and Treasurer of other
100 Light Street                                                       registered investment companies for which Legg
Baltimore, MD  21202                                                   Mason Fund Adviser, Inc. is investment adviser
                                                                       or manager; Vice President of Legg Mason Wood
                                                                       Walker, Inc.

Madelynn M. Matlock, CFA                 Vice President                Director of International Equities for
12/8/49                                                                Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio  45202

James A. Miller                          Vice President                Senior Portfolio Manager, President and a
3/13/49                                                                Director of Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio  45202

Donna M. Prieshoff                       Vice President                Director of Operations of Bartlett & Co.
9/19/49
36 East Fourth Street
Cincinnati, Ohio  45202

James B. Reynolds, CFA                   Vice President                Senior Portfolio Manager and a Managing
9/13/43                                                                Director of Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio  45202

Thomas A. Steele                         Assistant Treasurer and       Vice President, Secretary and Treasurer of
3/9/59                                   Assistant Secretary           Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio  45202

Woodrow H. Uible, CFA                    Vice President                Senior Portfolio Manager of Bartlett & Co.
6/13/53
36 East Fourth Street
Cincinnati, Ohio  45202

    For the year ended December 31, 1998, the Trustees of the Trust received the following compensation. None of the Bartlett funds has any retirement plan for its trustees or officers.

                                        AGGREGATE          TOTAL COMPENSATION FROM
                                       COMPENSATION      REGISTRANT AND TRUST COMPLEX
   NAME OF PERSON, POSITION             FROM TRUST            PAID TO TRUSTEES
   ------------------------             ----------            ----------------
Lorrence T. Kellar,
Chairman of the Board and Trustee         $9,750                    $9,750

Alan R. Schriber,**
Trustee                                   $8,250                    $8,250

William P. Sheehan,
Trustee                                   $9,750                    $9,750

Prinz Wolfgang E. Ysenburg
Trustee                                   $9,750                    $9,750

A. John W. Campbell
Trustee                                   $8,250                    $8,250

Henri Deegenaar
Trustee                                   $9,750                    $9,750

Ian F. H. Grant
Trustee                                   $8,250                    $8,250

Edmund J. Cashman, Jr.*                     None                      None
Trustee

Edward A. Taber, III                        None                      None
President and Trustee

 *Interested Person
**Alan Schriber resigned as a trustee on March 2, 1999.

         Officers and trustees of the Trust who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Trust. Independent trustees of the Trust receive an annual fee of $3,750 and an attendance fee of $1,500 per meeting of the Board plus travel and out-of-pocket expenses incurred in connection with the Board of Trustees' meetings.

         The Nominating Committee of the Board of Trustees is responsible for the selection and nomination of disinterested trustees. The Committee is composed of Lorrence T. Kellar, William P. Sheehan, Prinz Wolfgang E. Ysenburg,
A. John W. Campbell, Henri Deegenaar and Ian F. H. Grant. As of April 30, 1999, no trustee or officer beneficially owned more than 1% of the shares outstanding of any Fund. Purchases of Class A shares made by officers and trustees are not subject to a sales charge.

         Set forth below is a table which contains the name, address and percentage ownership of each person who is known by each Fund to own beneficially and/or of record five percent or more of its outstanding shares as of April 1, 1999:

Bartlett Value International Fund:

                        NAME AND ADDRESS                                              CLASS C      CLASS Y
Legg Mason Trust Co. TTEE St. Mary's Hospital Pension Plan and Trust
P.O. Box 1476
Baltimore, MD  21203

FirstCinco Pt
P.O. Box 640229
Cincinnati, Ohio  45264

Saxon & Co. FBO Qualified Emergency Specialists MPP
P.O. Box 7780-1888
Philadelphia, PA  19182

Clark Schaefer Hackett & Co
Profit Sharing Retirement Plan
105 E. 4th Street Ste 16
Cincinnati, Ohio 45202

Bartlett Basic Value Fund:

                    NAME AND ADDRESS                                                  CLASS C      CLASS Y
Claude J. Autin
DBA JA-BOB Investment Co.
1423 Whitney Ave.
Gretna, LA  70053

LMWW Custodian FBO George S. Goodman Ira
319 Willow Oak Circle
Baltimore, MD  21208


Clark Schaefer Hackett & Co.
Profit Sharing Retirement Plan
with 401k provisions
105 E. 4th Street Ste 16
Cincinnati, Ohio  45202

Kevin M Reid Do Inc.
Defined Contribution
1259 Timberwyck Ct
Dayton, OH  45458

Soma S Avva MD Inc.
Retirement Income Trust
2200 Philadelphia Dr.
Dayton, OH  45406

Robert A. Schriber MD  Inc
Profit Sharing Plan
1430 First National Building
130 E 2nd St
Dayton, OH  45402

Jo Anne Orndorff TTEE


                                       26

Scrip-Safe Security Products
Defined Benefit Plan
11319 Grooms RD
Cincinnati, Ohio  45242

George D. Waissbluth
Greater Cin Gastroenterology Assoc Inc. Pen/Profit Sharing Plan
2925 Vernon Place
Cincinnati, Ohio 45219

Bartlett Europe Fund:

   NAME AND ADDRESS                                                                  CLASS A       CLASS Y

SSB-Custodian
Global Proxy Unit
PO Box 1631
Boston, MA  02105

Charles Scwab & Co
ADP Proxy Services
101 Montgomery Street
San Francisco, CA  94104

BHC Securities
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

Smith Barney, Inc.
333 W. 34th Street
New York, NY  10001



Bartlett Financial Services Fund:

   NAME AND ADDRESS                                                                  CLASS A       CLASS C

SSB-Custodian
Global Proxy Unit
PO Box 1631
Boston, MA  02105

                         INVESTMENT ADVISER/SUB-ADVISERS


         The Trust's investment adviser is Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio 45202. Bartlett became a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason") effective January 2, 1996. Bartlett has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898.

         The directors and officers of Bartlett are James A. Miller, William A. Friedlander, Raymond A. Mason, Edward A. Taber, III, Robert G. Sabelhaus and Thomas A. Steele.

         An Investment Management and Administration Agreement dated July 18, 1997 and as revised on October 30, 1998 between the Trust and Bartlett ("Management Agreement") was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett or LMFP, on August 14, 1998, by the vote of the sole shareholder of Europe Fund on July 18, 1997, by a majority of Value International's and Basic Value's outstanding shares on July 15, 1997 and by vote of the sole shareholder of Financial Services Fund on October 30, 1998. Pursuant to the Management Agreement, and subject to overall direction by the Board of Trustees, Bartlett manages the Funds' investments consistent with each Fund's investment objective and policies as described in the Prospectuses and this Statement of Additional Information. As administrator, Bartlett also is obligated to, among other things, (a) furnish the Funds with office space and executive and other personnel necessary for the operations of each Fund; (b) supervise all aspects of each Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. Bartlett and its affiliates pay all the compensation of trustees and officers of the Trust who are employees of Bartlett.


         Each Fund pays all its other expenses which are not expressly assumed by Bartlett. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees paid to the Funds' distributor, compensation of the independent trustees, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Funds for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         As compensation for the services provided and the expenses assumed pursuant to the Management Agreement, each Fund will pay to Bartlett a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the following annual rates: 0.75% of Basic Value's average daily net assets; 1.25% of Value International's average daily net assets; 1.00% of Europe Fund's average daily net assets; and 1.00% of Financial Services Fund's average daily net assets.


         Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 2000:


         ------------------------------ --------------- -------------- --------------
                                           CLASS A         CLASS C        CLASS Y
         ------------------------------ --------------- -------------- --------------
         Value International                 1.80%           2.55%          1.55%
         ------------------------------ --------------- -------------- --------------
         Basic Value                         1.15%           1.90%          0.90%
         ------------------------------ --------------- -------------- --------------
         Europe Fund                         1.85%           2.60%          1.60%
         ------------------------------ --------------- -------------- --------------
         Financial Services Fund              1.50%           2.25%          1.25%
         ------------------------------ --------------- -------------- --------------


    The following table depicts the advisory fees paid by the Funds to Bartlett for the fiscal years ended December 31, 1998, 1997 and March 31, 1997.

         ------------------------------ ----------------- ------------------ ---------------- -----------------
                                        DECEMBER 31, 1998 DECEMBER 31,       MARCH 31, 1997   MARCH 31, 1996
                                                          1997*
         ------------------------------ ----------------- ------------------ ---------------- -----------------
         Value International            $832,888          $1,008,933         $1,430,591       $1,215,664
         ------------------------------ ----------------- ------------------ ---------------- -----------------
         Basic Value                    $827,068          $889,047           $1,468,801       $1,366,123
         ------------------------------ ----------------- ------------------ ---------------- -----------------
         Europe Fund                    $674,633          $846,703           n/a              n/a
         ------------------------------ ----------------- ------------------ ---------------- -----------------
         Financial Services Fund        $ 17,081          n/a                n/a              n/a
         ------------------------------ ----------------- ------------------ ---------------- -----------------

* Reflects advisory fees paid by Value International and Basic Value for the nine months ended December 31, 1997. Reflects advisory fees paid by Europe Fund for the period beginning July 18, 1997 through December 31, 1997.

         The expenses of Value International and Europe Fund, like those of other international funds, generally can be expected to be higher than expenses of investment companies investing in domestic securities due to the greater costs of custody, communications and investment advisory services for foreign securities.

         Under the Management Agreement, Bartlett will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of a Fund's outstanding voting securities, or by Bartlett, on not less than 60 days' notice to the other party to the Management Agreement and may be terminated immediately upon the mutual written consent of both parties to the Management Agreement. Termination of the Management Agreement with respect to any given Fund shall in no way affect the continued validity of the Management Agreement or the performance thereunder with respect to any other Fund.

         Bartlett retains the right to use the name "Bartlett" in connection with another investment company or business enterprise with which Bartlett is or may become associated. The Trust's right to use the name "Bartlett" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by Bartlett on thirty days' written notice.

         Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund under a Sub-Advisory Agreement dated July 18, 1997, between Lombard Odier and Bartlett ("Europe Sub-Advisory Agreement"). The Europe Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett, LMFP or Lombard Odier, on February 20, 1998 and by the sole shareholder of Europe Fund on July 18, 1997.


         Lombard Odier is responsible for providing investment advice to Europe Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For Lombard Odier's services to Europe Fund, Bartlett (not the
Fund) pays Lombard Odier a fee, computed daily and payable monthly, at an annual rate equal to 60% of the monthly fee actually paid to Bartlett by the Fund under the Management Agreement. For the years ended December 31, 1998 and 1997, Bartlett paid $404,780 and $151,145 to Lombard Odier.


         Under the Europe Sub-Advisory Agreement, Lombard Odier will not be liable for any error of judgment or mistake of law or for any loss suffered by Bartlett or by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Europe Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, by Bartlett or by Lombard Odier, on not less than 60 days' notice to the Fund and/or the other party(ies). The Europe Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement.

         Gray, Seifert, 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund under a Sub-Advisory Agreement dated October 30, 1998 between Gray, Seifert and Bartlett ("Financial Services Sub-Advisory Agreement"). The Financial Services Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett, or Gray, Seifert, on August 14, 1998 and by the sole shareholder of Financial Services Fund on October 30, 1998.


         Gray, Seifert is responsible for providing investment advice to Financial Services Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For Gray, Seifert's services to Financial Services Fund, Bartlett (not the Fund) pays Gray, Seifert a fee equal to 60% of the fee it receives from the Fund for advisory and administrative services. For the fiscal year ended December 31, 1998, Bartlett paid $10,249 to Gray, Seifert.


         Under the Financial Services Sub-Advisory Agreement, Gray, Seifert will not be liable for any error of judgment or mistake of law or for any loss suffered by Bartlett or by the fund in connection with the performance of the Financial Services Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Financial Services Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Trust's board of Trustees, by vote of a majority of the Fund's outstanding voting securities, by Bartlett or by Gray, Seifert, on not less than 60 days' notice to the Fund and/or the other party(ies). The Financial Services Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement.


                             THE FUNDS' DISTRIBUTOR

         LMFP, 100 Light Street, Baltimore, Maryland, acts as distributor of the Funds' shares pursuant to a Distribution Agreement dated July 18, 1997 (and revised October 30, 1998) between the Trust and LMFP ("Distribution Agreement"). The Distribution Agreement obligates LMFP to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense) and for supplementary sales literature and advertising costs.


         The Trust has adopted separate Distribution Plans ("Plan") pertaining to the Class A and Class C shares of each Fund which, among other things, permit a Fund to pay LMFP fees for its services related to sales and distribution of Fund shares and the provision of ongoing services to shareholders. Service and/or distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel, telephone and other communication expenses.

         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees on February 20, 1998 and on August 14, 1998 with respect to Financial Services Fund, including a majority of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan ("12b-1 Trustees"). In approving each Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that each Plan would benefit each Fund and its shareholders.


         Prior to the approval of the Plans by shareholders of the funds on April 4, 1997, none of the funds had distribution plans.

         As compensation for its services and expenses as principal underwriter of each Fund's Class A shares, LMFP receives an annual service fee equivalent to 0.25% of the average daily net assets of each Fund's Class A shares. For LMFP's services and expenses as principal underwriter of each Fund's Class C shares, LMFP receives annual distribution and service fees equivalent to 1.00% of the average daily net assets of each Fund's Class C shares. Such fees shall be calculated daily and paid monthly.

         The following table depicts the distribution fees paid by Class A and Class C shares of each Fund for the fiscal year ended December 31, 1998 and 1997(a):


--------------------------------------------------- ----------------------- ----------------------
                                                           CLASS A                 CLASS C
--------------------------------------------------- ----------------------- ----------------------
Value International Fund - 1998                     $156,936                $33,393
--------------------------------------------------- ----------------------- ----------------------
Value International Fund - 1997                     $86,180                 $1,810
--------------------------------------------------- ----------------------- ----------------------
Basic Value Fund - 1998                             $319,339                $15,639
--------------------------------------------------- ----------------------- ----------------------
Basic Value Fund - 1997                             $147,719                $168
--------------------------------------------------- ----------------------- ----------------------
Europe Fund -  1998                                 $135,362                $140,204
--------------------------------------------------- ----------------------- ----------------------
Europe Fund - 1997                                  $69,217                 $826
--------------------------------------------------- ----------------------- ----------------------
Financial Services Fund - 1998(b)                   $1,785                  $12,955
--------------------------------------------------- ----------------------- ----------------------

(a) For the period July 18, 1997 to December 31, 1997.
(b) For the period November 16, 1998 to December 31, 1998.

         Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each Plan may be terminated with respect to each Fund by a vote of a majority of 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund. Any change in a Plan that would materially increase the distribution costs to a Fund requires shareholder approval; otherwise, each Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement shall provide to that Fund's Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that Fund's independent trustees is committed to the discretion of such independent trustees.


         For the period July 21, 1997 to June 30, 1998, LMFP incurred the following expenses with respect to Class A and Class C shares of each fund:

---------------------------------------------- -------------------------- ---------------------- ---------------------
                                               Value International        Basic Value            Europe Fund
---------------------------------------------- -------------------------- ---------------------- ---------------------
Compensation to sales personnel                $183,333                   $315,820               $113,860
---------------------------------------------- -------------------------- ---------------------- ---------------------
Printing  and  mailing  of   prospectuses  to                                                    $8,111
prospective shareholders                       $9,929                     $17,460
---------------------------------------------- -------------------------- ---------------------- ---------------------
Advertising                                    $1,215                     $2,136                 $992
---------------------------------------------- -------------------------- ---------------------- ---------------------
Other                                          $124,755                   $180,664               $286,337
---------------------------------------------- -------------------------- ---------------------- ---------------------
Total expenses                                 $319,232                   $516,080               $409,300
---------------------------------------------- -------------------------- ---------------------- ---------------------

The foregoing are estimated and do not include all expenses fairly allocable to LMFP's or its affiliates' efforts to distribute Class A and Class C shares. The figures for "Other" include allocations of overhead amounts using methods believed by LMFP to be reasonable.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, Bartlett and/or each sub-adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions.

In placing portfolio transactions, Bartlett and/or each sub-adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Bartlett and/or each sub-adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.

         Bartlett and/or each sub-adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which Bartlett and/or each sub-adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if Bartlett and/or each sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Bartlett's and/or each sub-adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by Bartlett and/or each sub-adviser in servicing all of its accounts and all such services might not be used by Bartlett and/or each sub-adviser in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to Bartlett and/or each sub-adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and Bartlett and/or each sub-adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and Bartlett and/or each sub-adviser that the review and study of the research and other information will not reduce the overall cost to Bartlett and/or each sub-adviser of performing its duties to the Trust under the Agreement. Due to research services provided by brokers, the Trust directed to the brokers $140,268,085 of brokerage transactions (on which the commissions were $344,579) during the year ended December 31, 1998.


         Bartlett and Gray, Seifert and their affiliates (including Legg Mason Wood Walker, Inc.) and Lombard Odier and its affiliates, in their capacity as broker/dealers, may receive brokerage commissions in connection with effecting portfolio transactions for the Trust. The Trust will not effect any brokerage transactions in the Funds' portfolio securities with Bartlett and Gray, Seifert or their affiliates or Lombard Odier or its affiliates if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker/dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices. While the Trust contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates do not receive reciprocal brokerage business as a result of the brokerage business placed by the Trust with others.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates, will not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

         In determining the commissions to be paid to Bartlett and Gray, Seifert or their affiliates and Lombard Odier and its affiliates, it is the policy of the Trust that such commissions will, in the judgment of the Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Trust as commissions contemporaneously charged by Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates on comparable transactions for its most favored unaffiliated customers, except for customers of Bartlett, Gray, Seifert or Lombard Odier considered by a majority of the Trust's independent trustees not to be comparable to the Trust. The Board of Trustees, including a majority of the independent trustees, will from time to time review, among other things, information relating to the commissions charged by Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates to the Trust and its other customers, and posted rates and other information concerning the commissions charged by other qualified brokers.

         To the extent that the Trust and another of Bartlett's, Gray, Seifert's or Lombard Odier's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales on behalf of Value International, Basic Value and Financial Services Fund will normally be made by random client selection; purchases and sales on behalf of Europe Fund would normally be allocated in terms of amount, according to the proportion that Europe Fund's order bears to the aggregate size of all orders simultaneously made, with appropriate adjustments to avoid odd lots.

         The following table depicts, for the periods presented, the total brokerage commissions paid by the Trust, the amount of those commissions paid to Bartlett, the percentage of all commissions paid that were received by Bartlett and the percentage of all portfolio transactions represented by the commissions received by Bartlett.

-------------------------- ----------------- ----------------- -------------------- --------------------
                                                                 Bartlett
                               Total          Commissions       Commissions          Percentage
    Fiscal Year             Commissions         Paid To         As % Of All         Of Portfolio
       Ended                   Paid            Bartlett         Commissions         Transactions
-------------------------- ----------------- ----------------- -------------------- --------------------
December 31, 1998            $ 700,947           $   0               0.00%               0.00%
-------------------------- ----------------- ----------------- -------------------- --------------------
December 31, 1997            $ 363,662           $   0               0.00%              0.00%
-------------------------- ----------------- ----------------- -------------------- --------------------
March 31, 1997               $ 284,114           $   0               0.00%              0.00%
-------------------------- ----------------- ----------------- -------------------- --------------------

         As of December 31, 1998, Financial Services Fund owned securities of its regular broker/dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: 12,000 shares of Raymond James Financial, Inc., with a market value of $253,000.

                          DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 P.M., Eastern time) on each day the Trust and the Custodian of the applicable Fund are open for business. The price of the shares of each class of a Fund will also be calculated on other days if there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, or any other national holiday which results in the closing of the New York Stock Exchange. For a description of the methods used to determine the net asset value (share price), see the Prospectuses.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SYSTEMATIC INVESTMENT PLAN

         The Prospectuses explain that if you invest in shares of the Funds, you may buy additional shares through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds to be used to buy Class A, Class C or Class Y shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Systematic Investment Plan are available from your broker/dealer or LMFP.

SYSTEMATIC WITHDRAWAL PLAN

         Investors in Class A and Class C shares, and certain eligible investors in Class Y shares, with a net asset value of $5,000 or more, may also elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from their account to provide the withdrawal amount that was specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying LMFP or the broker/dealer with which you have an account. Redemptions will be made at the shares' net asset value determined as of the close of regular trading on the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in your account must be automatically reinvested in the applicable class of shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and LMFP also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Systematic Investment Plan.

REDEMPTION SERVICES

         Each Fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem in kind under normal circumstances but would do so where Bartlett determines that it would be in the best interests of the Fund's shareholders as a whole.

         Foreign securities exchanges may be open for trading on days when the Funds are not open for business. The net asset value of Fund shares may be significantly affected on days when investors do not have access to their Fund to purchase and redeem shares.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may be applicable to them.

GENERAL

         For federal tax purposes, each Fund is treated as a separate corporation. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If any fund failed to qualify for treatment as a RIC for any taxable year (i) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (ii) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

For this and other purposes, dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Fund may not exceed the aggregate dividends received by that Fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain do not qualify for the dividends-received deduction.

FOREIGN SECURITIES

         Foreign Taxes. Interest and dividends received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of Value International's or Europe Fund's total assets at the close of any taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a Fund makes this election, it will report to its shareholders shortly after each taxable year the shareholders' respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions and (b) individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies. Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder --that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

         Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable, in each case, to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

OPTIONS, FUTURES, FORWARD CONTRACTS AND FOREIGN CURRENCIES

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which a fund may invest will be "Section 1256 Contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the fund has made an election not to have the following rules apply, must be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss recognized under this mark-to-market rule will be added to any realized gains and losses on section 1256 contracts actually sold by the Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The preceding rules may operate to increase the amount of dividends, which will be taxable to shareholders, that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax, without providing the cash with which to make the distributions. Each Fund may elect to exclude certain transactions from
Section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income when distributed to a Fund's shareholders).

         When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, the Fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the funds risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT AND "PAY-IN-KIND" SECURITIES

         Each Fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                          TAX-DEFERRED RETIREMENT PLANS

         Investors may invest in Class A or Class C shares of a Fund through IRAs, SEPs, SIMPLEs and other qualified retirement plans. In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisors with respect to individual tax questions. Please contact LMFP or your broker/dealer for further information with respect to these plans.

         Traditional IRA. Certain investors in Class A or Class C shares may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Class A or Class C shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 - 1/2. Distributions made before age 59- 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or certain other situations.

         ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         LMFP also makes available to corporate and other employers a SEP for investment in Class A or Class C shares.


SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% non-elective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on distributions eligible for rollover (which excludes, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and
SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors in Class A or Class C shares should consult their plan administrator or tax advisor for further information.

                             INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods or for the life of the fund) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n)=ERV

Where:           P =   a hypothetical $1,000 initial investment
                 T =   average annual total return
                 n =   number of years
                 ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and other distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur. Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Value International and Europe Fund will use the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Morgan Stanley Capital International EAFE Index ("EAFE Index"), the Morgan Stanley Capital International World Index and the Consumer Price Index. The EAFE Index, compiled from a composite of securities markets of Europe, Australiasia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Morgan Stanley Capital International World Index, compiled from a composite of securities of the U.S., Europe, Canada, Mexico, Australia and the Far East, is widely recognized by investors as the measurement index for portfolios of international securities. Both indexes are prepared by Morgan Stanley Capital International, an investment management and research company located in Geneva, Switzerland. The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The index shows changes in the cost of selected consumer goods and does not represent an investment return. The investment performance figures for the Funds and the indices (other than the Consumer Price Index) will include reinvestment of dividends and other distributions.

         Basic Value and Financial Services Fund will use the S&P 500 Index, the Dow Jones Industrial Average, the Value Line Composite Index and the BARRA Value Index. The Value Line Composite Index is an index composed of approximately 1700 issues. As a broad index containing the issues of many smaller capitalization companies, it may be more representative of Basic Value than narrower, large capitalization indices such as the Dow Jones Industrial Average. The BARRA Value Index is prepared by ranking the stocks in the S&P 500 Index primarily on the basis of price to book value. That ranking is split into two groups with equal aggregate market capitalization, and the group with the lower price-to-book value ratio comprises the stocks in the BARRA Value Index. The BARRA Value Index, which is weighted by market capitalization, is designed as a long-term measure of investment performance based upon some of the value investing criteria used by Bartlett.

         The performance of a Fund may also be presented along with performance information of other Funds in materials distributed to the public such as annual, semi-annual and quarterly reports, advertising and sales literature. In addition, the performance of any Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Value Line or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


         Financial Services Fund commenced operations on November 16, 1998; therefore no performance information is provided for this fund.

         BASIC VALUE. The average annual total returns of Basic Value shares (redesignated as Class A shares) for the one, five and ten year periods ended December 31, 1998 were (1.19)%, 14.89% and 12.09%, respectively.

         The following table shows the one year and cumulative rates of total return for the indicated period as well as the value of a $10,000 investment made on May 5, 1983 (the date of the initial public offering of shares), as of the end of the specified period. Sales charges have not been deducted from total returns for the periods ended March 31, 1984 through December 31, 1997. For the year ended December 31, 1998, total returns do reflect the sales charge.

                    YEAR END                               VALUE OF
   YEAR             NET ASSET          DIVIDENDS            $10,000                    TOTAL RETURN
   ENDED              VALUE              PAID            INVESTMENT(A)        ONE YEAR          CUMULATIVE(B)
   -----              -----              ----            -------------        --------          -------------
    3/31/84(b)       $ 10.20            $ 0.46             $ 10,668              6.68%(b)              6.68%
       3/31/85         10.88              0.75               12,202             14.38%                22.02%
       3/31/86         13.13              1.23               16,194             32.72%                61.94%
       3/31/87         12.96              1.56               18,037             11.38%                80.37%
       3/31/88         12.44              0.36               17,813             -1.24%                78.13%
       3/31/89         12.56              1.71               20,593             15.61%               105.93%
       3/31/90         12.34              1.05               21,930              6.49%               119.30%
       3/31/91         12.60              0.46               23,310              6.29%               133.10%
       3/31/92         13.47              0.36               25,624              9.91%               156.24%
       3/31/93         14.76              0.58               29,268             14.22%               192.69%
       3/31/94         14.89              0.37               30,268              3.42%               202.68%


                                       41

       3/31/95         15.39              1.30               34,103             12.67%               241.03%
       3/31/96         17.94              1.07               42,306             24.05%               323.06%
       3/31/97         18.33              1.65               47,110             11.36%               371.10%
      12/31/97         18.95              5.16               59,701             33.14%(c)            526.87%
      12/31/98         18.33              1.28               65,042             -1.19%               519.45%


(a) Value at end of fiscal year of $10,000 investment made on May 5, 1983.
(b) Not annualized and from May 5, 1983.
(c) For the nine months ended December 31, 1997.


         VALUE INTERNATIONAL. The average annual total returns of Value International's shares (redesignated as Class A shares) for the one and five year periods ended December 31, 1998 and the period from October 6, 1989 (the date of the initial public offering of shares) through December 31, 1998 were (7.49)%, 4.36% and 5.82%, respectively.

         The following table shows the one year and cumulative rates of total return for the indicated period as well as the value of a $10,000 investment made on October 6, 1989, as of the end of the specified period. Sales charges have not been deducted from total returns for the periods ended March 31, 1990 through December 31, 1997. For the year ended December 31, 1998, total returns do reflect the sales charge.

                         YEAR END                          VALUE OF
      YEAR               NET ASSET          DIVIDENDS       $10,000         TOTAL RETURN           TOTAL RETURN
      ENDED                VALUE              PAID      INVESTMENTS(A)        ONE YEAR            CUMULATIVE(B)
      -----                -----              ----      --------------        --------            -------------
       3/31/90            $  9.79             $ 0.24        $10,029               0.29%(b)            0.29%
       3/31/91               9.09               0.30          9,644              (3.84)%             (3.56)%
       3/31/92               9.93               0.22         10,790               0.88%               7.90%
       3/31/93              10.08               0.12         11,082               2.71%              10.82%
       3/31/94              12.46               0.07         13,787              24.42%              37.87%
       3/31/95              11.64               0.70         13,625              (1.18)%             36.25%
       3/31/96              12.59               0.51         15,363              12.76%              53.63%
       3/31/97              13.64               0.84         17,737              15.45%              77.37%
      12/31/97              12.45               1.55         18,232               2.79%(c)           82.33%
      12/31/98              11.50               0.58         17,708              -7.49%              68.65%


(a) Value at end of fiscal year of $10,000 investment made on October 6, 1989.
(b) Not annualized and from October 6, 1989.
(c) For the nine months ended December 31, 1997.


         EUROPE FUND. The average annual total returns of Europe Fund for the one, five and ten year periods ended December 31, 1998 were 35.09%, 19.42% and 10.72%, respectively.

         The following table shows the one year and cumulative rates of total return (based on net asset value) for the indicated period as well as the value of a $10,000 investment made on August 19, 1986 (the date of the initial public offering of Worldwide Value Fund, Inc. shares), as of the end of the specified period. Sales charges have not been deducted from total returns for the periods ended December 31, 1986 through December 31, 1997. For the year ended December 31, 1998, total returns do reflect the sales charge.

                    YEAR END                           VALUE OF              TOTAL
      YEAR         NET ASSET          DIVIDENDS        $10,000             RETURN         TOTAL RETURN
      ENDED          VALUE              PAID       INVESTMENTS(A)         ONE YEAR       CUMULATIVE(B)
     --------   --------------     --------------  ------------------  -----------       -------------
     12/31/86      $ 17.41              0.00         $ 10,990                n/a            (12.95)%
     12/31/87        16.46            $ 1.11            8,925               2.52%           (10.75)%
     12/31/88        19.53              1.00           11,208              25.59%            12.09%
     12/31/89        20.14              1.61           12,606              12.47%            26.06%
     12/31/90        14.65              1.38           10,002             (20.66)%             .02%
     12/31/91        15.44              0.21           10,709               7.07%            15.78%
     12/31/92        14.29              0.04            9,941              (7.17)%           (0.59)%
     12/31/93        18.46              0.10           12,915              29.91%            29.15%
     12/31/94        17.68              0.00           12,369              (3.68)%           24.39%
     12/31/95        21.13              0.06           14,831              19.94%            48.35%
     12/31/96        24.24              3.25           19,555              31.53%            95.07%
     12/31/97        20.97              7.33           21,834              17.52%           129.25%
     12/31/98        24.77              4.31           29,049              35.09%           210.10%

(a) Value at end of fiscal year of $10,000 investment made on August 19, 1986.
(b) Not annualized and from August 19, 1986.

                            DESCRIPTION OF THE TRUST


         The business activities of the Trust are supervised by its Board of Trustees. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of four series have been authorized, which shares constitute the interests in Value International, Basic Value, Europe Fund and Financial Services Fund. Each Fund's shares are divided into three classes, designated as Class A, Class C and Class Y shares.


         Each share of each class of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund. The shares of each class of each Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Each Fund might determine to allocate certain of its expenses (in addition to 12b-1 fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, a higher transfer agency fee per shareholder account may be imposed on a class of shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated among the Funds by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT


         The Custodian acts as the Trust's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust's request and maintains records in connection with its duties. State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts is the custodian of the Trust. The Chase Manhattan Bank, N.A., 1 Chaseside, Bournemouth, Dorset BH7 7DB, England, is the sub-custodian for Europe Fund.


         Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts, acts as the Trust's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Trust's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.


                            THE TRUST'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLp, 1800 Massachusetts Avenue, N.W., Washington, DC, serves as counsel to the Trust.

                       THE TRUST'S INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, has been selected as independent public accountants for the Trust. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements, reviews the Trust's federal tax return and provides financial and accounting consulting services as requested.


                              FINANCIAL STATEMENTS


         The Statement of Net Assets as of December 31, 1998 for all four funds; the Statements of Operations for the period ended December 31, 1998; the Statements of Changes in Net Assets for the period ended December 31, 1998 for all funds; the nine months ended December 31, 1997 for Basic Value and Value International; and the year ended March 31, 1997 for Basic Value and Value International; and the years ended December 31, 1998 and 1997 for Europe Fund; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of Independent Public Accountants, each with respect to all four Funds, are included in the combined annual report for the year ended December 31, 1998, and are hereby incorporated by reference in this Statement of Additional Information.

                             Bartlett Capital Trust

Part C.  Other Information

Item 23.        Exhibits
                (A)     (a)    Amended and Restated Declaration of Trust (3)
                               (i)     Amendment No. 1 to the Amended and Restated
                                       Declaration of Trust (3)
                               (ii)    Amendment No. 2 to the Amended and Restated Declaration
                                       of Trust - filed herewith
                (B)     (a)    By-Laws (3)
                               (i)     Amendment to By-Laws (3)
                (C)  Specimen security -- none
                (D)     (i) Management Agreement -- Bartlett Basic Value Fund (1)
                        (ii) Management Agreement -- Bartlett Value International Fund (1)
                        (iii) Investment Management and Administration Agreement --
                                       Bartlett Basic Value Fund, Bartlett Value International Fund,
                                       Bartlett Europe Fund, and Bartlett Financial Services Fund - filed herewith
                        (iv)   Sub-advisory Agreement -- Bartlett Europe Fund (3)
                        (v)    Sub-advisory Agreement - Bartlett Financial Services Fund - filed herewith
                (E)     Distribution Agreement  (6)
                (F) Bonus, profit sharing or pension plans -- none
                (G) Custodian agreement (1)
                (H) (i) Transfer Agent Agreement (1)
                    (ii)   Credit Agreement (4)
                    (iii)  Credit Agreement Amendment -- filed herewith
                (I)  Opinion and consent of counsel
                        (i) Opinion and consent of Brown, Cummins & Brown Co., L.P.A. (2)
                        (ii) Opinion and consent of Brown, Rudnick, Freed & Gesmer (2)
                        (iii) Opinion and consent of Brown, Cummins & Brown Co., L.P.A.
                         with respect to Bartlett Europe Fund (3)
                        (iv) Opinion and consent of Kirkpatrick & Lockhart LLP
                        with respect to Bartlett Financial Services Fund (6)
                (J) Other opinions, appraisals, rulings and consents
                --Accountants' consent -- filed herewith
                (K) Financial statements omitted from Item 22 -- none
                (L) Agreement for providing initial capital (3)
                (M)     (i) Plan pursuant to Rule 12b-1 with respect to Class A Shares (6)
                        (ii) Plan pursuant to Rule 12b-1 with respect to Class C Shares (6)
                (N) (27) Financial Data Schedules -- filed herewith
                (O) Plan Pursuant to Rule 18f-3 (3)

    1 Incorporated by reference from Post-Effective Amendment No. 21 to the Registrant's registration statement, SEC File No. 2-80648, filed May 31, 1996.

    2 Incorporated by reference from Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1996, filed May 30, 1996.

    3 Incorporated by reference from Post-Effective Amendment No. 24 to the Registrant's registration statement, SEC File No. 2-80648, filed July 18, 1997.

    4 Incorporated by reference from Post-Effective Amendment No. 21 to Legg Mason Tax Exempt Trust's registration statement, SEC File No. 2-78562, filed April 30, 1998.

    5 Incorporated by reference from Post-Effective Amendment No. 25 to the Registrant's registration statement, SEC File No. 2-80648, filed April 30, 1998.

    6 Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant's registration statement, SEC File No. 2-80648, filed August 28, 1998.

    Item 24.    Persons Controlled by or under Common Control with Registrant

                     None.

    Item 25.    Indemnification

                This item is incorporated by reference from Item 27 of Part C of Post-Effective Amendment No. 21 to the registration statement, SEC File No. 2-80648, filed May 31, 1996.

    Item 26. Business and other Connections of Investment Adviser and Subadviser

                I. Bartlett & Co. ("Bartlett"), adviser to Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund and Bartlett Financial Services Fund, is a registered investment adviser incorporated on January 4, 1988. Information as to the officers and directors of Bartlett is included in its Form ADV filed May 27, 1998 with the Securities and Exchange Commission (Registration Number 801-21) and is incorporated herein by reference.

                II. Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Bartlett Europe Fund. Lombard Odier, which was incorporated in England and Wales in 1978, is a registered investment adviser and a wholly owned subsidiary of Lombard Odier Holdings UK, Ltd. which in turn is wholly owned by Lombard, Odier & Cie. Lombard Odier specializes in advising and managing investment portfolios for institutional clients. Information as to the officers and managing directors of Lombard Odier is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-14606), and is incorporated herein by reference.

                III. Gray, Seifert & Co., Inc. ("Gray, Seifert") serves as investment sub-adviser to Bartlett Financial Services Fund. Gray, Seifert is a registered investment adviser incorporated on January 2, 1980. Information as to the officers and directors of Gray, Seifert is included in its Form ADV filed June 24, 1998 with the Securities and Exchange Commission (Registration Number 801-15065) and is incorporated herein by reference.

    Item 27.    Principal Underwriters


    (a)           none

    (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, LM Financial Partners, Inc. ("LMFP").

                                                         Position and                      Positions and
    Name and Principal                                   Offices with                      Offices with
    Business Address                                     Underwriter - LMFP                Registrant
    ----------------                                     ------------------                ----------
    Horace M. Lowman, Jr.                                Chairman of the                  None
    100 Light Street                                     Board and Director
    Baltimore, Maryland 21202

    John W. Houston                                      President and Director           None
    100 Light Street
    Baltimore, Maryland 21202


    John R. Mould                                        Vice President                   None
    100 Light Street
    Baltimore, Maryland 21202

    L. Kay Strohecker                                    Treasurer                        None
    100 Light Street
    Baltimore, Maryland 21202

    C. Gregory Kallmyer                                  Secretary                        None
    100 Light Street
    Baltimore, Maryland 21202

    Suzanne E. Peluso                                    Assistant Secretary              None
    100 Light Street
    Baltimore, Maryland 21202

    Charles A. Bacigalupo                                Director                         None
    100 Light Street
    Baltimore, Maryland 21202

    James W. Brinkley                                    Director                         None
    100 Light Street
    Baltimore, Maryland 21202

    W. Wiliiam Brab                                      Director                         None
    100 Light Street
    Baltimore, Maryland 21202

    (c) The registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

    Item 28.     Location of Accounts and Records

                     State Street Bank and Trust Company
                     P.O. Box 1713
                     Boston, Massachusetts  02105-1713

    Item 29.     Management Services

                     None.

    Item 30.     Undertakings

                     None

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Bartlett Capital Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 1st day of March, 1999.

                                           Bartlett Capital Trust


                                           By: /s/ Marie K. Karpinski
                                               -----------------------
                                                 Marie K. Karpinski
                                                 Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                            Title                              Date
---------                                            -----                              ----
/s/ Lorrence T. Kellar                      Chairman of the Board                       March 1, 1999
------------------------------------        and Trustee
Lorrence T. Kellar*

/s/ Edward A. Taber, III                    President                                   March 1, 1999
------------------------------------
Edward A. Taber, III

/s/ Marie K. Karpinski                      Vice President and                          March 1, 1999
------------------------------------        Treasurer
Marie K. Karpinski

/s/ William P. Sheehan                      Trustee                                     March 1, 1999
------------------------------------
William P. Sheehan*

/s/ Alan R. Schriber                        Trustee                                     March 1, 1999
------------------------------------
Alan R. Schriber*

/s/ A. John W. Campbell                     Trustee                                     March 1, 1999
------------------------------------
A. John W. Campbell*

/s/ Henri Deegenaar                         Trustee                                     March 1, 1999
------------------------------------
Henri Deegenaar*

/s/ Ian F. H. Grant                         Trustee                                     March 1, 1999
------------------------------------
Ian F. H. Grant*

/s/ Prinz Wolfgang Ysenburg                 Trustee                                     March 1, 1999
------------------------------------
Prinz Wolfgang Ysenburg*

/s/ Edmund J. Cashman, Jr.                  Trustee                                     March 1, 1999
---------------------------
Edmund J. Cashman, Jr.

*Signatures affixed by Marie K. Karpinski pursuant to a power of attorney dated August 1, 1997, a copy of which is filed herewith.

                               POWER OF ATTORNEY


I, the undersigned Trustee, as the case may be, of the following investment company:

                             BARTLETT CAPITAL TRUST

plus any other investment company for which Bartlett & Co. acts as investment adviser or manager and for which the undersigned individual serves as Trustee, as the case may be, hereby severally constitute and appoint each of Marie K. Karpinski, Arthur J. Brown and Arthur C. Delibert my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to and Registration Statements of the Fund, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

Signature                                Date
---------                                ----

/s/ A. John W. Campbell                  August 1, 1997
---------------------------
A. John W. Campbell

/s/ Edmund J. Cashman, Jr.               August 1, 1997
---------------------------
Edmund J. Cashman, Jr.

/s/ Henri Deegenaar                      August 1, 1997
---------------------------
Henri Deegenaar

/s/ Ian F. H. Grant                      August 1, 1997
---------------------------
Ian F. H. Grant

/s/ Lorrence T. Kellar                   August 1, 1997
----------------------
Lorrence T. Kellar

/s/ Dale H. Rabiner                      August 1, 1997
---------------------------
Dale H. Rabiner

/s/ Alan R. Schriber                     August 1, 1997
---------------------------
Alan R. Schriber

/s/ William P. Sheehan                   August 1, 1997
---------------------------
William P. Sheehan

/s/ Charles J. Swindells                 August 1, 1997
---------------------------
Charles J. Swindells

/s/ Prinz Wolfgang E. Ysenburg           August 1, 1997
------------------------------------
Prinz Wolfgang E. Ysenburg